2007 Loss Development Triangles

2007 Loss Development Triangle Cautionary Language

This report is for informational purposes only and is current as of December 31, 2007. We are under no obligation and do not expect to update or revise this report, whether as a result of new information, future events or otherwise, even when such new data has been reflected in the Company’s filings with the U.S. Security and exchange Commission (the “SEC”) or otherwise. Although the loss development patterns disclosed in this report are an important factor in the process used to estimate loss reserve requirements, they are not the only factors considered in establishing reserves. The process for establishing reserves is subject to considerable variability and requires the use of informed estimates and judgments. Important details, such as specific loss development expectations for particular contracts, years or events, cannot be developed solely by analyzing the information provided in this report. In addition to analyzing loss development information, management incorporates additional information into the reserving process, such as pricing for insurance and reinsurance products as well as current market conditions. Readers must keep these and other qualifications more fully described in this report in mind when reviewing this information. This report should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. (“Endurance” or the “Company”)with the SEC, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Safe Harbor for Forward-Looking Statements

Some of the statements in this report may include forward-looking statements which reflect management’s current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to the Company in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this report for purposes of the U.S. federal securities laws or otherwise. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements in this report. These factors include, but are not limited to, (i) changes in the size of the claims payable by Endurance relating to natural catastrophes, (ii) greater frequency or severity of claims and loss activity than Endurance’s underwriting, reserving or investment practices anticipate based upon historical experience or industry data, (iii) trends in rates for property and casualty insurance and reinsurance, (iv) changes in the judicial, legislative or regulatory environments in which Endurance operates, (v) changes in general economic conditions, including foreign currency exchange rates, inflation and other factors and (vi) the other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

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Table of Contents

Section	Page

I.	Introduction	1
II.	Observations on Data Presented	3
III.	Data Compilation and Definitions	5
IV.	Triangle Class Definitions	12
V.	Overview of Reserving Methodology	17
VI.	Reconciliations	20
VII.	Data and Exhibits (Summary Exhibits and Triangles)
Consolidated Total	Exhibit 1

Insurance Segment

High Attaching Excess of Loss Casualty	Exhibit 2
United States Sourced Casualty	Exhibit 3
Workers Compensation	Exhibit 4
International Sourced Property	Exhibit 5
United States Sourced Property	Exhibit 6

Reinsurance Segment

Casualty Directors and Officers	Exhibit 7
Casualty Motor	Exhibit 8
Casualty Other	Exhibit 9
Workers Compensation	Exhibit 10
Agriculture and Other Specialty	Exhibit 11
Short Tail Marine and Aerospace	Exhibit 12
Short Tail Property	Exhibit 13
Short Tail Surety	Exhibit 14
Consolidated Workers Compensation	Exhibit 15
Insurance Long Tail	Exhibit 16
Insurance Short Tail	Exhibit 17
Reinsurance Long Tail	Exhibit 18
Reinsurance Other	Exhibit 19
Reinsurance Short Tail	Exhibit 20
Insurance Segment	Exhibit 21
Reinsurance Segment	Exhibit 22

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I. INTRODUCTION

This supplemental information is being provided as a source of additional disclosure on the loss development characteristics of Endurance Specialty Holdings Ltd. and its consolidated subsidiaries (“Endurance” or the “Company”) as of December 31, 2007. This report provides greater detail on Endurance’s reserves by showing global loss triangles for gross paid and reported loss and loss adjustment expenses (“LAE”) by accident year at annual evaluation dates. The most recent evaluation is as of December 31, 2007. In addition, accident year summary exhibits are provided which further highlight the gross, ceded, and net results by segment and triangle classes as of December 31, 2007. These summaries include: earned premiums, paid loss and allocated loss adjustment expenses (“ALAE”); cases outstanding losses; additional case reserves; incurred but not reported losses (“IBNR”), unallocated loss adjustment expenses (“ULAE”); and the ultimate loss & LAE ratios as of December 31, 2007 on an inception to date basis. Section II of this document offers general observations on the data presented in both the triangles and the summary exhibits, while Section III provides a discussion of the means used to compile the data, as well as definitions for many of the terms used in this disclosure. A more detailed description of the business underlying the triangle information is found in Section IV of this report. Section V of this report contains a summary description of management’s loss reserving methodology.

The inherent uncertainty associated with the estimation of loss and LAE reserves remains a significant balance sheet risk for all property-casualty specialty insurance and reinsurance companies, including Endurance. Management believes the triangles and corresponding accident year summary exhibits along with the narrative in this report provide additional insight into the loss development characteristics of Endurance’s diversified businesses.

The process of establishing and periodically adjusting loss and LAE reserves is an inherently complex process containing numerous management judgments related to the segmentation of data, methodologies utilized and their associated parameters, along with the weights applied to the various techniques used in the reserving process. Actuarial determinations of unpaid future losses and LAE are subject to potential errors of estimation, which could be significant, due to the fact that the ultimate disposition of claims incurred prior to the date of such estimation, whether reported to Endurance or not, is subject to the outcome of events that have not yet occurred. Likewise, any estimate of future costs associated with claims settlement is subject to the inherent limitation on the ability to predict the course of future events. Consequently, it should be expected that the actual emergence of the ultimate loss and LAE will vary, perhaps considerably, from any prior estimate. Readers should also review additional reserve disclosures and company risk factors that are provided in the Company’s most recent Annual Report on Form 10-K filed with the SEC.

Readers of this report are strongly advised against projecting ultimate losses and LAE for Endurance directly from the loss development triangles in this report, as these calculations rarely take into account fully the true underlying nature of the liabilities. The thirteen triangle classes we have selected are the compilation of over 200 discrete reserving groups within Endurance that represent different geographies, pricing environments, legislative climates, and policy forms. Also, depending upon which actuarial reserving method is utilized, the presence or absence of large catastrophe losses and how they are treated may have a significant impact on the estimated ultimate loss and LAE. In addition, changes to the premium volume, mix of business and the underlying exposures within a class may have significant effects on the resulting ultimate loss estimates and overall reserve levels. Without incorporating this critical information, the results derived from a direct extrapolation of the loss development triangles in this report have the potential of being materially misleading.

The triangles and summary exhibits are provided for both the Insurance and Reinsurance segments of the Company. In addition, while analysis, reviews and reporting of reserves focuses primarily on the loss reserve development classes within each business segment, the information provided in the triangles in this report has been expanded to capture some of the additional differences in reporting that naturally occurs within the lines of business Endurance underwrites. For ease of comparison, a reconciliation of the information presented in this report to our five reserve development tails and two segments is provided. The losses in these exhibits and triangles represent the Company’s our December 31, 2007 gross, ceded and net loss and LAE reserves in their entirety, although these amounts have been adjusted for changes in foreign currency. A reconciliation to select data from the Company’s financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) is included in Section VI of this document.

As discussed more fully in Section III, the accident year losses in these exhibits and triangles are adjusted for changes in calendar year earned premium adjustments and foreign exchange movements. Because of these adjustments, which we would expect to continue, future versions of this information will not tie directly to the data included in this report.

II. OBSERVATIONS ON DATA PRESENTED

Based on the data as of December 31, 2007 presented in this report, we believe the following general observations are noteworthy:

▪

While premiums are split approximately 60% short tail and 40% long tail, the majority (64%) of Endurance’s gross loss and LAE reserves arise from long tail casualty lines of business, which by their nature contain a significant amount of uncertainty. Of the 64% of Endurance’s gross long tail casualty loss and LAE reserves, 33% are generated from the Company’s Insurance segment and 31% from the Reinsurance segment

▪

The IBNR reserves for Endurance’s long tail casualty lines of business represent over 81% of the total gross reserves within the long tail lines of business, suggesting an IBNR to case outstanding ratio of over five to one. Within the Insurance segment, the IBNR reserves represent over 91% of the total gross insurance reserves in the long tail casualty lines of business. Similarly, the IBNR reserves represent approximately 69% of the total gross reinsurance reserves for the long tail casualty lines in the Reinsurance segment.

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Additional Case Reserves (“ACRs”) increased reported claims reserves by approximately 13%. Within Endurance’s casualty lines of business, this increase is approximately 32% of the reported claims reserves. The percentage for the Reinsurance segment is 31%, while the Insurance segment is approximately 40%.

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Approximately half of Endurance’s case reserves from short tailed lines of business are in the 2005 accident year, where a significant amount of these incurred losses are capped at policy or occurrence limits.

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Approximately 70% of Endurance’s inception to date favorable prior year loss reserve development has emerged from the property and other short tailed reserve categories. Due to a change in our loss reporting patterns to incorporate Endurance’s own historical experience in 2006, the percentage of the favorable prior year development has decreased over the past two calendar years.

▪

Endurance’s overall inception to date gross ultimate loss and LAE ratio of 61% is consistent between the Insurance segment (63%) and the Reinsurance segment (61%). However, when analyzing the results by accident year, notable differences occur in both the Insurance and Reinsurance segments, with the most significant being accident year 2005 due to the impact of Hurricanes Katrina, Rita and Wilma

▪

With the exception of accident year 2005, which included the impact of Hurricanes Katrina, Rita and Wilma and other catastrophes, the accident year ultimate loss and LAE ratios within each reserve category have been relatively stable.

▪	Endurance’s ceded ultimate loss and LAE ratio on an inception to date basis (30%) has been heavily impacted by accident years 2006 and 2007, where catastrophe losses have been lower than expected.

▪

Since Endurance’s inception to date ceded earned premium is less than 4.5% of its gross earned premium, the actual impact on its inception to date ultimate loss & LAE ratio is two percentage points (gross of 61% increased to 63% on a net basis).

III. DATA COMPILATION AND DEFINITIONS

Numerous data elements were extracted to compile the global loss triangles and summary exhibits and are presented on an accident year (or report year where applicable) basis. While underwriting or policy year statistics may also provide useful information for analysis purposes, management believes the accident/report year presentation better highlights the true loss activity that occurs at Endurance within a given calendar year. Please note that the accident year presentation of triangles requires the utilization of assumptions and allocation procedures with respect to certain lines of business underwritten by Endurance. This is primarily as a result of not receiving sufficient information from ceding companies in certain lines of business that prevents the allocation of claims to specific accident years with certainty. To the extent our assumptions and allocation procedures differ from actual historical loss development patterns, the actual loss development may differ materially from the loss development included in this report.

Data Presented

The data presented in the accident year triangle and summary exhibits is as follows:

•	Triangles
o	Paid loss and LAE
o	Case incurred loss & LAE (including ACRs)
o	Ultimate loss and LAE
o	Earned Premium
o	Ultimate loss and LAE ratio
o	Ultimate loss and LAE emergence
•	Summary Exhibits
o	Gross premium, paid losses, reserves (case outstanding, ACRs, IBNR), ULAE
o	Ceded premium, paid losses, reserves (case outstanding, ACRs, IBNR), ULAE
o	Net premium, paid losses, reserves (case outstanding, ACRs, IBNR), ULAE

Basis of Presentation

Information presented herein may differ materially from that reported in Endurance’s financial statements prepared in accordance with GAAP due to differences in foreign currency exchange rates, the impact of premium adjustments and other data adjustments.

All amounts are presented in thousands of U.S. dollars and reflect the conversion from the original currency of the underlying business if not denominated in U.S. dollars. Foreign currency denominated losses and premiums are converted based on exchange rates at the dates of the transactions to the currency of the legal underwriting entity, which is either U.S. dollars or British pounds. Endurance’s reporting currency is U.S. dollars. Fluctuations in currency exchange rates could cause material shifts in loss development if historical rates differ from the rate assumed. Certain data in the triangles have been restated using the current rate of exchange to U.S. dollars.

Some (re)insurance contracts and policies contain provisions resulting in a variation of the premium or acquisition expenses as a result of loss experience under the contract or policy. Adjustments to premium in respect of paid losses are reflected in the triangles but adjustments to premium or to acquisition expenses resulting from future expected claims settlements are not.

Intercompany reinsurance transactions have not been reflected in the triangles. Additionally, the summary exhibits also include ceded (third party) and net schedules.

The loss development triangles are presented on the basis of applying reinsurance accounting to all Endurance’s business and do not reflect any adjustments that may be required for financial reporting purposes to comply with Statement of Financial Accounting Standards No. 113. “Accounting and Reporting for Reinsurance of Short Duration and Long-Duration Contracts” as highlighted in the reconciliation to GAAP reserves in Section VI of this document.

Earned Premium

The earned premium triangle illustrates the calendar year changes in accident year earned premium due to premium adjustments. For financial reporting purposes, the premium adjustments are recognized in the calendar year they were determined. For actuarial reserving purposes, these premium adjustments are allocated to the accident year or years based on the initial policy or treaty to which the adjustment belongs. For example, if a premium adjustment is recognized in calendar year 2007 from a policy written and exposures earned in 2005, the additional premium is recognized in the 2007 calendar year for financial reporting purposes. However, for reserving purposes, the premium is allocated to the years in which the premium for the 2005 treaty was originally earned. As a result, the information provided herein may differ materially from that presented in Endurance’s financial statements.

Ultimate Loss and LAE Ratio

The ultimate loss and LAE ratio triangle shows the year to year changes in the ratio of all expected settlement amounts, whether paid or reserved, together with any associated settlement expenses to earned premium. The ultimate loss and LAE ratio is presented to show the relationship between management’s best estimate of expected ultimate losses and LAE and the associated premiums that were received by Endurance to assume the risks related to those losses. Ultimate losses and LAE within an accident year are subject to many factors that impact the recorded value of such losses (such as favorable/adverse claims emergence, frequency/severity trends, inflation, methodology changes, foreign exchange fluctuations, and premium adjustments from prior accident periods). Since Endurance distributes earned premium from premium adjustments to the appropriate accident year in its reserving process, one will see changes in booked ultimate losses solely due to these premium changes. Because of this phenomenon, the triangle of ultimate loss & LAE ratios can be very useful as it essentially removes the effect of changes in premium from the loss estimates. At any point (maturity) in the triangle, management’s best estimate of booked ultimate loss and LAE estimate is the product of the corresponding accident year earned premium and ultimate loss and LAE ratio.

Ultimate Loss and LAE

The triangle of ultimate loss and LAE is derived by multiplying the most recent accident year earned premium (the last diagonal of the earned premium triangle) to the historical accident year ultimate loss and LAE ratio as presented in their respective triangles. For example, using the consolidated triangles, the ultimate loss and LAE amount for accident year 2004 at 12 months maturity ($1,119 million) is derived by multiplying the ultimate loss and LAE ratio for accident year 2004 at 12 months maturity (66.9%) by the latest earned premium for accident year 2004 ($1,672 million) at 48 months maturity. This presentation removes the effect of premium adjustments from the development of ultimate losses, and provides a better picture of the changes occurring to the true accident year ultimate loss and LAE. A reconciliation to Endurance’s publicly reported financial statements is included in Section VI of this report.

Ultimate Loss Emergence

The triangle of ultimate loss emergence is calculated by taking the difference of corresponding cells in the ultimate loss and LAE triangle. For example, using the consolidated triangles, the change in ultimate loss at the 12 month maturity for the 2006 accident year is derived by subtracting the ultimate loss & LAE at the 12 month maturity for the 2006 accident year from the ultimate loss & LAE at the 24 month maturity for the same accident year. The full calendar year emergence is represented by the total of any given diagonal, and is also shown as an additional row at the bottom of the triangle.

Global Loss Triangle Classes

Triangles are provided in 13 classes, five for the Insurance segment, and eight for the Reinsurance segment. The classes are based on the loss development characteristics for the lines of business represented by the exposures in a given triangle class (motor, workers compensation, directors & officers, etc.) as well as differences in the underlying business as evidenced by the separate Insurance casualty classes. It is important to note that for the Reinsurance classes, there is no differentiation between proportional and non-proportional business which could have different loss emergence patterns. In addition to the 13 triangle classes, a combined Insurance and Reinsurance workers’ compensation set of exhibits is included as the current insurance workers’ compensation business was transitioned from a proportional reinsurance treaty to insurance in 2006. For a more complete definition of each triangle class, see Section IV of this document.

Insurance Segment Loss Triangle Classes

•	High Attaching Excess of Loss Casualty

•	United States Sourced Casualty
•	Workers’ Compensation
•	International Sourced Property
•	United States Sourced Property

Reinsurance Segment Loss Triangle Classes

•	Casualty Directors and Officers
•	Casualty Motor
•	Casualty Other
•	Workers’ Compensation
•	Agriculture and Other Specialty
•	Short Tail Marine and Aerospace
•	Short Tail Property
•	Short Tail Surety

Combined Insurance and Reinsurance Loss Triangle Class

•	Workers’ Compensation

A further detail of the types of business contained in each class is provided in section IV of this document. In the upper left hand label of each triangle, a mapping of that triangle’s classes to the reserve categories disclosed in the Company’s Annual Report on Form 10-K is included, with the complete schedule illustrated in Section VII. In addition, Section VI includes a mapping of the lines of business within the Company’s segments to the associated triangle class.

Accident Year Loss Allocation

Many proportional reinsurance contracts are submitted using quarterly bordereau reporting by underwriting year with a supplemental listing of large losses. As a result, a two step allocation process was utilized to allocate these losses to accident year. The first step is to identify large losses and place them in the corresponding accident year as reported on a large loss listing. The second step is to allocate the remaining losses to particular accident years based on selected payment and reporting patterns applied to the earning of the underlying exposures, which in many instances is premium. To the extent management’s assumptions and allocation procedures differ from actual historical loss development patterns, the actual loss development may differ materially from the loss development included in this report.

Large Losses and Other Adjustments

The triangles are unadjusted with respect to large losses and catastrophic losses, including losses related to the 2004 and 2005 hurricanes. The loss amounts are gross of any retrocession recoveries. The premium data is gross of any retrocession recoveries and includes any reinstatement premiums associated with the loss events.

Business Not Included

The reserves for the Insurance agriculture business line are not included in the triangles as this business resulted from the acquisition in the fourth quarter of 2007 of ARMtech Insurance Services, Inc. and its affiliates. These reserves are included in the reconciliation to GAAP reserves contained in Section VI.

Discontinued Business

There is no business that is identified as discontinued for this analysis.

Discounting

The losses and IBNR stated in the triangles do not include a provision to reflect the time value of money.

Maturity of Triangle Periods

Since Endurance was formed in late 2001, all underwriting data is for periods from 2001 or subsequent. For many lines of business, less data is available as those lines were added more recently. For the business lines with little data presented, the loss data largely represents expected losses which could materially differ from actual experienced losses.

Definitions

To assist the reader, several key definitions are highlighted below.

Accident Year means the year in which the event occurred that triggered a claim to Endurance. All years referred to are years ending December 31st.

Additional Case Reserves are amounts that are held in addition to Case Reserves that result from Endurance’s claims professionals determining that the established Case Reserves (which are often established by cedants or third parties) are expected to be insufficient to meet the expected future settlement amounts.

Additional Event Reserves are amounts that are held in respect of known events that are expected to give rise to future settlements but at the time of being established, not enough is known to allocate them to specific (re)-insureds.

ALAE means allocated loss adjustment expense, which is an estimate of the associated external expenses to be incurred in settling a claim. ALAE includes the costs of third party loss assessors or legal experts.

Case Incurred Loss and ALAE is the sum of Paid Losses and ALAE, plus Case Reserves and any Additional Case Reserves.

Case Reserves are amounts set aside in relation to claims that have been made but not yet been paid and represent an assessment of the remaining amount to be paid in respect of each notified claim.

Ceded Claims are those amounts Endurance received or expects to receive from third party reinsurers to whom Endurance ceded premiums.

Ceded Premiums are those premiums paid by Endurance to third party reinsurers.

Diagonals in the triangle from bottom left to top right represent evaluation dates. For example the last diagonal in our published triangles shows the position of each Accident Year as at December 31, 2007.

Earned Premium is the amount of policy premiums allocated between Accident Years in accordance with the assumed incidence of risk which results from insurance and reinsurance contracts that do not all commence at the start of a given Accident Year.

Gross Premiums and Gross Losses are shown before the impact of any third party outwards reinsurance that Endurance purchases including catastrophe bonds.

IBNR means incurred but not reported reserve, or a reserve amount held to cover expected future settlements in relation to all claims that have occurred but have not yet been reported to Endurance. This includes a reserve provision for claims which may have already occurred and expected development (upward or downward) in existing Case Reserves and Additional Case Reserves. Endurance’s processes for establishing IBNR is discussed further in Section V of this document.

LAE means loss adjustment expense, which is expense incurred in settling the claim. LAE includes the costs of third party loss assessors or legal experts and the cost of internal time necessary to settle a claim. LAE is the sum of ALAE and ULAE.

Maturity is measured in months from the start of the Accident Year.

Net means the retained portion of premiums written or losses paid and incurred. Net Premium equals Gross Premium less Ceded Premium and Net Losses equals Gross Losses less Ceded Claims.

Paid Loss are claim amounts paid to insureds or ceding companies.

Report Year / Claims Made Year refers to the year in which a claim is reported to Endurance. All years referred to are years ending December 31st.

Triangle is a cross tabulation of data usually showing financial quantities in respect of periods of exposure (e.g. Accident Years), each evaluated at regular intervals (maturities).

ULAE means unallocated loss adjustment expenses, which are an assessment of the internal expenses required to settle the current claims.

Ultimate Loss and LAE are the total of all expected settlement amounts, whether paid or reserved together with any associated settlement expenses and is the estimated total amount of loss at the measurement date. For the purposes of this report, Ultimate Loss & LAE is calculated by adding: Paid Loss ALAE, Case Reserves, Additional Case Reserves, IBNR (inclusive of Additional Event Reserves), and ULAE.

Ultimate Loss and LAE Ratio is the ratio of Ultimate Loss and LAE amounts to Earned Premium, which shows the relationship between expected losses and the associated premiums that are received related to those losses.

IV. TRIANGLE CLASS DEFINITIONS

a) Insurance - High Attaching Excess of Loss Casualty

The high attaching excess of loss casualty triangle class represents the commercial casualty insurance business underwritten out of Endurance’s Bermuda operating subsidiary. This triangle class comprises three of Endurance’s lines of business.

Healthcare Liability Insurance – third party excess liability coverage for hospitals in the United States written on both a direct insurance basis and as reinsurance to captive insurance companies. Clients are predominantly multi-hospital systems, academic medical centers and specialty hospitals such as pediatric hospitals. Clients typically assume a large portion of their own risk, practice strong clinical risk management and claims management, and purchase large limits. Virtually all of the business is written on a claims made basis and the average attachment point is in excess of $25 million. The policy limits in this line range up to $25 million.

Excess Casualty Insurance – third-party liability coverage for a wide range of industry groups. Clients are typically Fortune 500 companies in a variety of industries, including but not limited to: chemical manufacturers; medical products; pharmaceuticals; construction, including home builders and owner controlled insurance programs (“OCIP’s”); transportation, including commuter and freight rail, and trucking; premises exposures; and manufacturing. Risks are written on a direct insurance or reinsurance basis, including reinsurance to single-parent captives. The minimum attachment point is $10 million and the average attachment point is approximately $200 million. A significant portion of this business is written on claims made or occurrence-reported (Bermuda form) basis, and the average policy limit is $25 million.

Professional Lines Insurance - management liability and professional liability coverage for all industry groups underwritten on a direct insurance or facultative reinsurance basis. Clients are U.S. and international commercial and financial institutions. The products in this business line include directors & officers liability (except managed care), errors & omissions, employment practices liability and fiduciary liability for commercial and financial institutions. This line of business is written on a claims made basis. The minimum attachment is $15 million, but can be significantly higher for some classes of business, and the average attachment point is in excess of $150 million. The average policy limit is $16 million.

b) Insurance – United States Sourced Casualty

The United States sourced casualty class comprises U.S. commercial liability insurance underwritten by certain of Endurance’s U.S. insurance operating subsidiaries, which commenced operations in 2005. The largest product in this triangle class is excess casualty, with the remainder comprising primary casualty and errors and omissions liability.

Endurance’s excess casualty product targets clients, typically below the Fortune 500 level, including contractors, manufacturers, real estate, financial institutions, transportation and public entities. Participations are generally on the second or third excess of loss layers. Policy limits range up to $50 million. Endurance makes significant use of reinsurance to limit its net retention to approximately $5 million.

The primary casualty product typically insures commercial exposures for smaller clients representing more benign general liability and auto exposures. Policy limits are up to $2 million per occurrence.

Endurance’s errors and omissions product includes primary and excess coverage of insurance related services, real estate related services, technology services, general consulting services and media services. Policy limits are up to $10 million per occurrence and, for most cases, require a self insured retention of at least $5 million. Third party reinsurance reduces the net exposure to under $3 million.

c) Insurance – Workers’ Compensation

The Workers’ Compensation triangle class is primarily ground up workers’ compensation insurance in niche markets in the United States. Target clients are small businesses originated through local production sources utilizing web-based systems. This triangle class is a combination of insurance and reinsurance, as in 2006 we converted the business from reinsurance to insurance. However, we have separated the insurance and reinsurance triangles to allow segment based analysis. Since late 2005, the exposures in this triangle class primarily arise from California and consist predominantly of ground up workers’ compensation coverage provided to small and medium size businesses.

d) Insurance – International Sourced Property

The international sourced property triangle class includes the commercial property insurance and facultative reinsurance business underwritten by Endurance’s Bermuda and U.K. operating subsidiaries. This triangle class was initially wholly comprised of business written by Endurance’s Bermuda subsidiary, which concentrated on underwriting U.S. clients with sufficiently large values to require multiple insurers and reinsurers to accommodate their insurance capacity needs.

Since 2003, the mix of business has become more internationally focused as Endurance’s onshore operation in the U.K. commenced underwriting business. Since 2006, this triangle class has consisted entirely of risks written out of Endurance’s U.K. operating subsidiary.

The current products offered in this triangle class are international property insurance and facultative reinsurance, with a focus on U.K. business. Most trade sectors are represented, including manufacturing, transport, utilities, wholesale, retail, finance, healthcare and leisure. Limits are up to £35 million with both per risk and catastrophe reinsurance reducing the net exposure.

e) Insurance – United States Sourced Property

The United States sourced property triangle class comprises commercial property insurance underwritten by certain of Endurance’s U.S. operating subsidiaries, which commenced operations in 2005 and is significantly hedged by third party reinsurance.

The products offered in this triangle class are named peril catastrophe protection and difference in conditions coverage for earthquake and flood for all usual commercial occupancies and throughout the United States. Typical risks that are written have multiple layers of coverage provided by multiple insurance carriers. Limits range up to $25 million.

This triangle class also contains a comparatively small but growing component of commercial property all-risk coverage that includes wind exposed risks. Limits of up to $25 million are offered on this product.

f) Reinsurance – Casualty Directors and Officers

The casualty directors and officers triangle class contains predominantly U.S. directors’ and officers’ liability and related products, written almost exclusively on a claims made basis. Business in this triangle class is written on either an excess of loss or a proportional basis.

Customer differentiation is an integral component of the underwriting process in this triangle class. Endurance seeks to underwrite ceding companies with sound management and strategies, as well as teams with effective business processes driving their underwriting, pricing, risk management and claims activities. All business is produced through brokers.

g) Reinsurance – Casualty Motor

The casualty motor triangle class comprises treaty reinsurance of U.S. and international cedants underwriting motor business. The international business is comprised largely of proportional protections covering both property and third party exposures. The U.S. business is a mix of proportional and excess of loss coverages, where the exposure is predominantly liability.

h) Reinsurance – Casualty Other

The casualty other triangle class comprises our treaty casualty products (other than the products included in the casualty motor or casualty directors and officers triangle classes) underwritten by the Company’s Bermuda, U.K. and U.S. operating subsidiaries.

This triangle class includes third party liability exposures from ceding companies on a treaty basis and comprises most casualty exposures including, general liability, public liability, products liability, umbrella and clash, warranty, medical malpractice liability, lawyers errors and omissions, miscellaneous errors and omissions, excess casualty and political risk. This triangle class includes both frequency and severity-exposed contracts covering risk underwritten on both an occurrence and claims made basis.

i) Reinsurance – Workers’ Compensation

For a description of workers’ compensation, please see Insurance workers’ compensation in c) above.

j) Reinsurance – Agriculture & Other Specialty

The agriculture & other specialty triangle class predominantly consists of U.S. agricultural reinsurance, but also includes personal accident reinsurance underwritten by the Company’s U.K., Bermuda and U.S. subsidiaries.

Endurance’s agriculture products specialize in risks associated with the production of food and fiber on a global basis underwritten through traditional treaty reinsurance, proportional and aggregate stop loss, as well as custom risk transfer mechanisms. The protections offered provide coverage for yield and revenue losses resulting from weather related perils such as drought and hail as well as losses stemming from commodity price movements. The majority of the business is multi-peril crop insurance, a unique business that interacts heavily with the U.S. federal government’s crop reinsurance program.

Endurance’s other specialty lines include personal accident products such as accidental death, medical and disability coverages underwritten on a treaty and facultative reinsurance basis. Endurance’s personal accident products provide per person and catastrophe protection, for life insurance companies and other specialty risk underwriters.

k) Reinsurance – Short Tail Marine & Aerospace

Endurance’s aerospace products in this triangle class include proportional and non-proportional treaty reinsurance for airline hull and liability, aircraft manufacturers’ products liability and general aviation risks. Endurance also includes in this triangle class proportional treaty reinsurance for satellite launch and in-orbit coverage.

The marine products in this triangle class contain a wide range of marine and energy business underwritten on both a proportional and non-proportional basis from Bermuda, U.S. and London. Initially the underwritings were dominated by onshore energy business underwritten from Bermuda. The development of the marine and energy team in London led to the consolidation of the global energy book in London and the growth in European hull, cargo and marine liability classes, along with specialty classes such as marine and aviation hull war. In 2006, Endurance exited the offshore energy business and significantly curtailed underwriting of onshore energy risks. Since 2007, onshore energy risks have been underwritten within the property portfolio.

l) Reinsurance – Short Tail Property

The short tail property triangle class contains international and U.S. property catastrophe business and workers compensation catastrophe business underwritten in Bermuda and per risk excess of loss and proportional treaty business underwritten in the U.S. and London.

Property catastrophe reinsurance: Endurance reinsures ceding company clients’ exposures to catastrophic events such as tropical cyclones including hurricanes and typhoons, earthquakes and tsunamis, floods, thunderstorms including tornados and hailstorms, fire, as well as terror attacks on a treaty basis. Coverage typically applies only when a catastrophic event impacts more than one risk or insured. Endurance has established a well diversified portfolio of reinsurance contracts in all relevant territories worldwide including the Americas, Europe, Africa, Asia, and Oceania. Endurance reinsures predominantly on an indemnity excess of loss basis, although, Endurance also provides pro rata coverage for certain types of events primarily related to catastrophes. In addition, coverage can be based on either an industry loss or physical trigger basis.

Workers’ compensation catastrophe reinsurance: Endurance reinsures U.S. workers’ compensation writers against multi-life events. The major exposures are earthquake and transport related losses.

Property per risk treaty reinsurance: Endurance reinsures portfolios of individual property risks such as buildings, contents, equipment and business interruption that are protected by primary insurers. These risks are assumed on a treaty basis. Endurance underwrites personal, commercial and industrial lines, but the years shown in this report are dominated by commercial and industrial exposures. Endurance underwrites this business primarily from the U.S. and the U.K. Endurance underwrites pro rata of primary, pro rata of excess and traditional excess of loss business. All excess of loss agreements have risk limits in place and, with a limited number of exceptions; all treaties either have occurrence limits or limited reinstatement rights.

m) Reinsurance – Short Tail Surety

Endurance underwrites surety reinsurance on both a proportional and excess of loss basis. The business in the short tail surety triangle class focuses primarily on reinsurance of surety and fidelity lines of business. The surety reinsurance products are underwritten by Endurance’s U.S. reinsurance operating subsidiary and is largely comprised of U.S. programs established on either a direct or brokered basis. Endurance’s business partners in connection with these products include national account writers, regional companies and specialty operations.

V. OVERVIEW OF RESERVING METHODOLOGY

In order to estimate Endurance’s reserve for losses and loss expenses, management uses information either developed from internal or independent external sources, or pricing information created by Endurance or provided to Endurance by insureds and brokers at the time individual contracts and policies are bound. In addition, management uses commercially available risk analysis models, contract by contract review by our underwriting teams and to a limited extent, overall market share assumptions to estimate our loss and loss expense reserves related to specific loss events. When the applicable information has been obtained, Endurance uses a variety of actuarial methods to estimate the ultimate losses and loss expenses incurred by Endurance in connection with business it has underwritten and thus, the applicable reserve for losses and loss expenses.

While management does not at this time include an explicit or implicit provision for uncertainty in its reserve for losses and loss expenses, certain of Endurance’s business lines are by their nature subject to additional uncertainties, including Endurance’s casualty, property, catastrophe, aerospace and surety and other specialty lines in the Reinsurance business segment and Endurance’s casualty and professional lines in the Insurance business segment, which are discussed in detail below. In addition, Endurance’s Reinsurance business segment is subject to additional factors which add to the uncertainty of estimating loss and loss expense reserves. Time lags in the reporting of losses can also introduce further ambiguity to the process of estimating loss and loss expense reserves.

The aspects of Endurance’s casualty line in the Reinsurance business segment and the casualty and professional lines in the Insurance business segment that complicate the process of estimating loss reserves include the lack of long-term historical data for losses of the same type intended to be covered by the policies and contracts written by Endurance and the expectation that a portion of losses in excess of Endurance’s attachment levels in many of its contracts will be low in frequency and high in severity, limiting the usefulness of claims experience of other insurers and reinsurers for similar claims. In addition, the portion of Endurance’s casualty line in its Insurance business segment which is underwritten in Bermuda includes policy forms that vary from more traditional policy forms. The primary difference in the casualty policy form used by Endurance Bermuda from more traditional policy forms relates to the coverage being provided on an occurrence reported basis instead of the typical occurrence or claims-made basis used in traditional policy forms. The occurrence reported policy forms typically cover occurrences causing unexpected and unintended personal injury or property damage to third parties arising from events or conditions that commence at or subsequent to an inception date and prior to the expiration of the policy provided that proper notice is given during the term of the policy or the discovery period.

The inherent uncertainty of estimating Endurance’s loss and loss expense reserves for its Reinsurance business segment increases principally due to

(i)	the lag in time between the time claims are reported to the ceding company and the time they are reported through one or more reinsurance broker intermediaries to Endurance,

(ii)	the differing reserving practices among ceding companies,

(iii)	the diversity of loss development patterns among different types of reinsurance treaties or contracts, and

(iv)	Endurance’s need to rely on its ceding companies for loss information.

In addition to the factors creating uncertainty in Endurance’s estimate of loss and loss expense reserves, Endurance’s estimated reserve for losses and loss expenses can change over time because of unexpected changes in the external environment. Potential changing external factors include:

•	changes in the inflation rate for goods and services related to the covered damages;

•	changes in the general economic environment that could cause unanticipated changes in claim frequency or severity;

•	changes in the litigation environment regarding the representation of plaintiffs and potential plaintiffs;

•

changes in the judicial and/or arbitration environment regarding the interpretation of policy and contract provisions relating to the determination of coverage and/or the amount of damages awarded for certain types of claims;

•	changes in the social environment regarding the general attitude of juries in the determination of liability and damages;

•	changes in the legislative environment regarding the definition of damages;

•	new types of injuries caused by new types of injurious activities or exposures; and

•	in the case of assumed reinsurance, changes in ceding company case reserving and reporting patterns.

Endurance’s estimates of reserves for losses and loss expenses can also change over time because of changes in internal company operations. Potential changing internal factors include:

•	alterations in claims handling procedures;

•	growth in new lines of business where exposure and loss development patterns are not well established; or

•	changes in the quality of risk selection or pricing in the underwriting process.

Due to the inherent complexity of the assumptions used in establishing Endurance’s loss and loss expense reserve estimates, final claim settlements made by Endurance may vary significantly from the present estimates, particularly when those settlements may not occur until well into the future.

For a more detailed discussion of the Company’s reserving methodology and an analysis of the potential variability in reserves for losses and loss expenses, please see the Company’s most recent Annual Report on Form 10-K as filed with the SEC.

VI. RECONCILIATIONS

Reconciliation of Unpaid Loss and LAE

The following table reconciles the reserves for losses and loss expenses as of December 31, 2007 as reported in Endurance’s financial statements prepared in accordance with GAAP to the reserves for losses and loss expenses published in the triangles (all amounts in millions, on a gross basis).

Consolidated triangles unpaid loss and LAE	$2,905.7

Deposit accounting reserves	(103.0)

ARMtech reserves not included in triangles	91.1

Miscellaneous adjustments	(1.6)

Adjusted unpaid loss and LAE	$2,892.2

Reserve for losses and loss expenses	$2,892.2

(12/31/07 GAAP financial statements)

Reconciliation of Earned Premium

The following table reconciles the earned premium as of December 31, 2007 as reported in Endurance’s financial statements prepared in accordance with GAAP to the earned premium published in the triangles (all amounts in millions, on a gross basis).

Calendar Year	2001/2	2003	2004	2005	2006	2007	Total

Consolidated triangles earned premium	$454.0	$1,235.0	$1,662.4	$1,879.0	$1,939.8	$1,855.3	$9,025.5

Less earned premium acquired from HartRe	(59.5)	(46.4)	—	—	—	—	(105.9)

ARMtech earned premiums not included	—	—	—	—	—	24.8	24.8

Estimated impact of F/X	—	(5.4)	(12.4)	(27.4)	(26.3)	(0.5)	(72.0)

Other	1.3	0.1	(5.9)	(20.6)	32.1	4.3	11.3

Adjusted gross earned premiums	$395.8	$1,183.3	$1,644.1	$1,831.0	$1,945.6	$1,883.9	$8,883.7

Financial statements earned premium	$395.8	$1,183.3	$1,644.1	$1,831.0	$1,945.6	$1,883.9	$8,883.7

Reconciliation of Calendar Year Loss Emergence

The following table reconciles the development of losses and loss adjustment expenses as of December 31, 2007 as reported in Endurance’s financial statements prepared in accordance with GAAP to the development of losses and loss adjustment expenses published in the triangles (all amounts in millions).

Calendar Year	2003	2004	2005	2006	2007	Total

Triangle development	$31.6	$135.8	$164.2	$50.6	$164.8	$547.0

Other	4.3	0.9	(1.7)	7.1	(5.4)	5.2

Adjusted development	$35.9	$136.7	$162.5	$57.7	$159.4	$552.2

Financial statement development	$35.9	$136.7	$162.5	$57.7	$159.4	$552.2

Reconciliation of Triangle Classes to Lines of Business

The following tables reconcile the lines of business of Endurance as of December 31, 2007 as reported in Endurance’s financial statements prepared in accordance with GAAP to the reserving classes published in the triangles.

Insurance Segment

Lines of Business

	Property	Casualty	Healthcare Liability	Workers’ Compensation	Professional Lines

Triangle Classes

High Attaching Excess of Loss Casualty		X	X		X

United States Sourced Casualty		X			X

International Sourced Property	X

United States Sourced Property	X

Workers’ Compensation				X

Reinsurance Segment

Lines of Business

	Property	Casualty	Catastrophe	Agriculture	Marine	Aerospace	Surety and Other Specialty

Triangle Classes

Agriculture and Other Specialty				X			X

Casualty Other		X

Casualty Directors and Officers		X

Casualty Motor		X

Short Tail Marine and Aerospace					X	X

Short Tail Property	X		X

Short Tail Surety							X

Workers’ Compensation		X

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Consolidated Total

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1,320	247	4	—	25	0	277	21%
2002	462,935	101,698	24,754	14,726	40,246	1,196	182,621	39%
2003	1,250,800	295,908	66,953	12,594	151,968	3,473	530,896	42%
2004	1,672,276	548,254	95,331	12,092	234,080	5,123	894,880	54%
2005	1,868,150	1,264,137	336,361	26,888	314,413	10,338	1,952,137	104%
2006	1,963,563	331,147	155,742	16,039	449,110	11,368	963,406	49%
2007	1,806,540	77,336	122,849	21,443	757,054	21,480	1,000,161	55%

	9,025,583	2,618,728	801,994	103,783	1,946,897	52,978	5,524,379	61%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	26,341	(178)	—	—	—	—	(178)	-1%
2003	9,824	1,204	362	—	—	—	1,566	16%
2004	11,476	9,521	221	—	83	—	9,826	86%
2005	28,227	10,109	3,593	—	4,116	—	17,818	63%
2006	119,482	534	10,096	84	23,863	—	34,577	29%
2007	202,424	354	3,917	—	52,077	—	56,349	28%

	397,774	21,546	18,189	84	80,139	—	119,957	30%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1,320	247	4	—	25	0	277	21%
2002	436,593	101,877	24,754	14,726	40,246	1,196	182,800	42%
2003	1,240,976	294,703	66,592	12,594	151,968	3,473	529,330	43%
2004	1,660,801	538,733	95,109	12,092	233,997	5,123	885,054	53%
2005	1,839,924	1,254,028	332,768	26,888	310,297	10,338	1,934,320	105%
2006	1,844,080	330,613	145,646	15,955	425,248	11,368	928,830	50%
2007	1,604,116	76,981	118,931	21,443	704,977	21,480	943,812	59%

	8,627,810	2,597,182	783,805	103,699	1,866,758	52,978	5,404,423	63%

Exhibit 1, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Consolidated Total

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	311	282	288	247
2002	4,697	48,863	66,637	74,143	99,434	101,698
2003	53,916	155,463	215,274	252,644	295,908
2004	130,050	371,599	472,302	548,254
2005	309,003	917,120	1,264,137
2006	71,342	331,147
2007	77,336

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	375	297	297	251
2002	50,589	99,037	102,167	127,912	144,750	141,179
2003	166,352	283,642	318,628	350,182	375,455
2004	338,182	582,773	632,648	655,677
2005	1,029,035	1,539,543	1,627,386
2006	228,963	502,928
2007	221,628

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	398	322	319	277
2002	241,820	210,198	182,754	196,052	190,288	182,621
2003	741,779	632,979	560,009	541,749	530,896
2004	1,119,424	1,014,927	925,443	894,880
2005	1,919,982	1,982,881	1,952,137
2006	1,048,366	963,406
2007	1,000,161

Exhibit 1, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Consolidated Total

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	30.1%	24.4%	24.2%	21.0%
2002	52.2%	45.4%	39.5%	42.3%	41.1%	39.4%
2003	59.3%	50.6%	44.8%	43.3%	42.4%
2004	66.9%	60.7%	55.3%	53.5%
2005	102.8%	106.1%	104.5%
2006	53.4%	49.1%
2007	55.4%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	1,342	1,320	1,320	1,320
2002	393,472	453,262	458,016	469,255	463,085	462,935
2003	1,234,978	1,248,960	1,251,152	1,249,627	1,250,800
2004	1,643,046	1,666,212	1,669,706	1,672,276
2005	1,846,420	1,862,947	1,868,150
2006	1,923,953	1,963,563
2007	1,806,540

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				398	(75)	(3)	(42)	277
2002	241,820	(31,622)	(27,443)	13,298	(5,764)	(7,666)		(59,198)
2003	741,779	(108,801)	(72,970)	(18,260)	(10,852)			(210,883)
2004	1,119,424	(104,497)	(89,484)	(30,564)				(224,544)
2005	1,919,982	62,898	(30,743)					32,155
2006	1,048,366	(84,960)						(84,960)
2007	1,000,161							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	(31,622)	(135,847)	(164,244)	(50,613)	(164,828)	(547,153)

Exhibit 1, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Insurance Long Tail
High Attaching Excess of Loss Casualty

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	70	—	—	—	25	0	25	36%
2002	43,745	—	—	—	14,426	216	14,642	33%
2003	174,168	58	—	4,000	63,545	1,013	68,616	39%
2004	235,162	3,746	23	—	116,614	1,750	122,133	52%
2005	258,568	8,030	27	10,000	155,134	2,477	175,667	68%
2006	267,188	6,711	6,367	2,500	177,413	2,794	195,784	73%
2007	245,315	11	2,000	—	176,145	2,672	180,829	74%

	1,224,217	18,556	8,417	16,500	703,301	10,923	757,697	62%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	509	—	—	—	—	—	—	0%
2004	446	36	—	—	—	—	36	8%
2005	290	—	—	—	—	—	—	0%
2006	170	—	—	—	122	—	122	72%
2007	3,728	—	—	—	2,684	—	2,684	72%

	5,143	36	—	—	2,806	—	2,842	55%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	70	—	—	—	25	0	25	36%
2002	43,745	—	—	—	14,426	216	14,642	33%
2003	173,660	58	—	4,000	63,545	1,013	68,616	40%
2004	234,716	3,710	23	—	116,614	1,750	122,097	52%
2005	258,278	8,030	27	10,000	155,134	2,477	175,667	68%
2006	267,018	6,711	6,367	2,500	177,290	2,794	195,662	73%
2007	241,587	11	2,000	—	173,461	2,672	178,145	74%

	1,219,074	18,520	8,417	16,500	700,495	10,923	754,855	62%

Exhibit 2, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Insurance Long Tail
High Attaching Excess of Loss Casualty

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	—	18	24	48	58
2004	—	44	160	3,746
2005	2,780	2,744	8,030
2006	42	6,711
2007	11

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	0	5,018	6,108	4,048	4,058
2004	—	44	160	3,769
2005	10,780	15,794	18,056
2006	7,042	15,577
2007	2,011

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	28	24	22	25
2002	33,569	28,373	22,967	20,466	16,428	14,642
2003	124,562	114,944	93,978	81,589	68,616
2004	161,954	146,297	134,874	122,133
2005	195,972	189,616	175,667
2006	209,094	195,784
2007	180,829

Exhibit 2, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Insurance Long Tail
High Attaching Excess of Loss Casualty

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	39.6%	34.7%	30.8%	36.2%
2002	76.7%	64.9%	52.5%	46.8%	37.6%	33.5%
2003	71.5%	66.0%	54.0%	46.8%	39.4%
2004	68.9%	62.2%	57.4%	51.9%
2005	75.8%	73.3%	67.9%
2006	78.3%	73.3%
2007	73.7%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	70	70	70	70
2002	44,252	44,252	43,745	43,745	43,745	43,745
2003	173,063	174,352	174,168	174,168	174,168
2004	236,951	235,206	235,202	235,162
2005	259,056	258,736	258,568
2006	267,007	267,188
2007	245,315

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				28	(3)	(3)	4	25
2002	33,569	(5,196)	(5,406)	(2,501)	(4,038)	(1,785)		(18,927)
2003	124,562	(9,618)	(20,966)	(12,388)	(12,973)			(55,946)
2004	161,954	(15,657)	(11,423)	(12,741)				(39,821)
2005	195,972	(6,356)	(13,948)					(20,305)
2006	209,094	(13,310)						(13,310)
2007	180,829							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	(5,196)	(14,996)	(39,128)	(34,209)	(54,754)	(148,283)

Exhibit 2, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Insurance Long Tail
United States Sourced Casualty

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	6,146	—	—	—	4,085	225	4,310	70%
2006	35,146	163	12,827	—	24,819	1,718	39,526	112%
2007	62,576	134	1,058	—	45,893	2,553	49,639	79%

	103,868	297	13,885	—	74,797	4,496	93,475	90%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	4,327	—	—	—	3,200	—	3,200	74%
2006	25,422	82	8,790	—	18,640	—	27,512	108%
2007	44,385	80	560	—	31,998	—	32,638	74%

	74,134	162	9,350	—	53,839	—	63,350	85%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	1,819	—	—	—	885	225	1,109	61%
2006	9,724	81	4,037	—	6,179	1,718	12,014	124%
2007	18,191	55	498	—	13,895	2,553	17,001	93%

	29,734	135	4,535	—	20,958	4,496	30,125	101%

Exhibit 3, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Insurance Long Tail
United States Sourced Casualty

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	—	—	—	—	—
2004	—	—	—	—
2005	—	—	—
2006	29	163
2007	134

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	—	—	—	—	—
2004	—	—	—	—
2005	—	—	—
2006	445	12,990
2007	1,192

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	—	—	—	—	—
2004	—	—	—	—
2005	4,959	5,301	4,310
2006	31,157	39,526
2007	49,639

Exhibit 3, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Insurance Long Tail
United States Sourced Casualty

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%
2005	80.7%	86.2%	70.1%
2006	88.7%	112.5%
2007	79.3%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	—	—	—	—	—
2004	—	—	—	—
2005	6,119	6,146	6,146
2006	34,914	35,146
2007	62,576

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				—	—	—	—	—
2002			—	—	—	—		—
2003	—	—	—	—	—			—
2004	—	—	—	—				—
2005	4,959	342	(991)					(649)
2006	31,157	8,369						8,369
2007	49,639							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	—	—	—	342	7,378	7,720

Exhibit 3, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Insurance Long Tail
Workers Compensation

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	29,430	6,581	10,143	—	4,857	1,080	22,661	77%
2007	207,462	9,027	8,337	—	106,030	7,614	131,008	63%

	236,892	15,608	18,481	—	110,886	8,694	153,669	65%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	2,762	—	—	—	971	—	971	35%
2007	17,540	—	—	—	6,819	—	6,819	39%

	20,302	—	—	—	7,790	—	7,790	38%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	26,668	6,581	10,143	—	3,886	1,080	21,690	81%
2007	189,922	9,027	8,337	—	99,211	7,614	124,189	65%

	216,590	15,608	18,481	—	103,097	8,694	145,879	67%

Exhibit 4, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Insurance Long Tail
Workers Compensation

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	—	—	—	—	—
2004	—	—	—	—
2005	—	—	—
2006	321	6,581
2007	9,027

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	—	—	—	—	—
2004	—	—	—	—
2005	—	—	—
2006	1,797	16,724
2007	17,365

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	—	—	—	—	—
2004	—	—	—	—
2005	—	—	—
2006	19,630	22,661
2007	131,008

Exhibit 4, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Insurance Long Tail
Workers Compensation

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%
2005	0.0%	0.0%	0.0%
2006	66.7%	77.0%
2007	63.1%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	—	—	—	—	—
2004	—	—	—	—
2005	—	—	—
2006	27,909	29,430
2007	207,462

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				—	—	—	—	—
2002			—	—	—	—		—
2003	—	—	—	—	—			—
2004	—	—	—	—				—
2005	—	—	—					—
2006	19,630	3,031						3,031
2007	131,008							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	—	—	—	—	3,031	3,031

Exhibit 4, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Insurance Short Tail
International Sourced Property

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	17	—	—	—	—	—	—	0%
2002	34,133	2,270	—	—	5	0	2,276	7%
2003	68,842	17,566	6,387	—	18	96	24,067	35%
2004	109,247	33,769	9,313	—	351	145	43,578	40%
2005	108,073	144,320	27,639	—	3,969	474	176,402	163%
2006	67,007	32,495	13,603	—	2,324	239	48,661	73%
2007	58,088	15,049	25,869	—	12,263	572	53,752	93%

	445,406	245,471	82,810	—	18,930	1,526	348,737	78%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	347	—	—	—	—	—	—	0%
2003	1,877	41	—	—	—	—	41	2%
2004	2,443	2,418	51	—	—	—	2,470	101%
2005	1,575	—	—	—	—	—	—	0%
2006	7,437	—	169	—	—	—	169	2%
2007	18,857	249	2,938	—	3,119	—	6,306	33%

	32,537	2,708	3,158	—	3,119	—	8,986	28%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	17	—	—	—	—	—	—	0%
2002	33,786	2,270	—	—	5	0	2,276	7%
2003	66,965	17,526	6,387	—	18	96	24,026	36%
2004	106,803	31,351	9,262	—	351	145	41,108	38%
2005	106,497	144,320	27,639	—	3,969	474	176,402	166%
2006	59,571	32,495	13,433	—	2,324	239	48,492	81%
2007	39,231	14,800	22,931	—	9,144	572	47,446	121%

	412,870	242,763	79,652	—	15,810	1,526	339,751	82%

Exhibit 5, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Insurance Short Tail
International Sourced Property

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	149	1,449	2,257	2,267	2,270	2,270
2003	72	11,354	15,278	17,279	17,566
2004	3,457	22,765	28,659	33,769
2005	27,436	95,382	144,320
2006	11,937	32,495
2007	15,049

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	1,600	3,392	2,404	2,268	2,271	2,270
2003	13,740	17,332	20,012	23,946	23,954
2004	26,254	47,827	43,671	43,082
2005	154,925	178,989	171,959
2006	51,314	46,098
2007	40,917

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	13,253	4,577	2,407	2,317	2,279	2,276
2003	33,451	19,610	20,147	24,065	24,067
2004	65,889	45,282	44,232	43,578
2005	204,526	182,242	176,402
2006	69,806	48,661
2007	53,752

Exhibit 5, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Insurance Short Tail
International Sourced Property

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	38.8%	13.4%	7.1%	6.8%	6.7%	6.7%
2003	48.6%	28.5%	29.3%	35.0%	35.0%
2004	60.3%	41.4%	40.5%	39.9%
2005	189.2%	168.6%	163.2%
2006	104.2%	72.6%
2007	92.5%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	17	17	17	17
2002	34,208	34,208	34,133	34,133	34,133	34,133
2003	69,172	68,825	68,733	68,870	68,842
2004	110,295	109,195	109,260	109,247
2005	108,911	108,272	108,073
2006	67,921	67,007
2007	58,088

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				—	—	—	—	—
2002	13,253	(8,676)	(2,171)	(90)	(37)	(3)		(10,977)
2003	33,451	(13,840)	537	3,918	2			(9,383)
2004	65,889	(20,608)	(1,050)	(654)				(22,312)
2005	204,526	(22,285)	(5,840)					(28,124)
2006	69,806	(21,144)						(21,144)
2007	53,752							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	(8,676)	(16,011)	(20,161)	(19,454)	(27,639)	(91,941)

Exhibit 5, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Insurance Short Tail
United States Sourced Property

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	10,388	4,036	3,477	—	73	63	7,649	74%
2006	80,386	1,161	1,282	—	2,169	98	4,709	6%
2007	97,111	350	628	—	10,533	380	11,891	12%

	187,885	5,546	5,387	—	12,775	541	24,249	13%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	7,417	1,712	2,618	—	62	—	4,392	59%
2006	66,747	452	841	—	2,117	—	3,410	5%
2007	90,111	22	420	—	7,064	—	7,506	8%

	164,275	2,186	3,879	—	9,244	—	15,309	9%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	2,971	2,324	859	—	11	63	3,257	110%
2006	13,639	708	441	—	51	98	1,299	10%
2007	7,000	328	208	—	3,469	380	4,385	63%

	23,610	3,360	1,508	—	3,531	541	8,941	38%

Exhibit 6, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Insurance Short Tail
United States Sourced Property

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	—	—	—	—	—
2004	—	—	—	—
2005	376	3,761	4,036
2006	428	1,161
2007	350

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	—	—	—	—	—
2004	—	—	—	—
2005	4,074	6,109	7,513
2006	1,122	2,442
2007	978

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	—	—	—	—	—
2004	—	—	—	—
2005	10,378	6,696	7,649
2006	13,843	4,709
2007	11,891

Exhibit 6, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Insurance Short Tail
United States Sourced Property

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%
2005	99.9%	64.5%	73.6%
2006	17.2%	5.9%
2007	12.2%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	—	—	—	—	—
2004	—	—	—	—
2005	10,321	10,384	10,388
2006	80,347	80,386
2007	97,111

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				—	—	—	—	—
2002			—	—	—	—		—
2003	—	—	—	—	—			—
2004	—	—	—	—				—
2005	10,378	(3,681)	952					(2,729)
2006	13,843	(9,133)						(9,133)
2007	11,891							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	—	—	—	(3,681)	(8,181)	(11,862)

Exhibit 6, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Long Tail
Casualty Directors and Officers

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	7,173	648	202	3,841	786	72	5,550	77%
2003	46,722	6,675	6,520	1,255	6,731	218	21,399	46%
2004	74,386	8,795	7,537	8,050	13,005	429	37,816	51%
2005	80,623	3,171	10,168	3,527	22,111	537	39,513	49%
2006	60,764	184	362	3,840	27,836	481	32,703	54%
2007	54,132	45	205	2,500	32,723	531	36,005	67%

	323,799	19,519	24,996	23,013	103,191	2,268	172,986	53%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	—	—	—	—	—	—	—	0%

	—	—	—	—	—	—	—	0%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	7,173	648	202	3,841	786	72	5,550	77%
2003	46,722	6,675	6,520	1,255	6,731	218	21,399	46%
2004	74,386	8,795	7,537	8,050	13,005	429	37,816	51%
2005	80,623	3,171	10,168	3,527	22,111	537	39,513	49%
2006	60,764	184	362	3,840	27,836	481	32,703	54%
2007	54,132	45	205	2,500	32,723	531	36,005	67%

	323,799	19,519	24,996	23,013	103,191	2,268	172,986	53%

Exhibit 7, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Long Tail
Casualty Directors and Officers

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	108	2	2	379	648
2003	130	227	619	2,943	6,675
2004	3	858	2,181	8,795
2005	8	1,175	3,171
2006	109	184
2007	45

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	110	242	1,824	4,725	4,692
2003	132	3,817	6,145	18,588	14,451
2004	1,269	13,537	26,876	24,383
2005	835	7,659	16,866
2006	567	4,387
2007	2,750

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	3,467	3,263	14,377	5,147	5,550
2003	25,506	26,995	16,266	22,767	21,399
2004	53,539	50,101	48,230	37,816
2005	46,688	35,285	39,513
2006	35,646	32,703
2007	36,005

Exhibit 7, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Long Tail
Casualty Directors and Officers

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	48.3%	45.5%	200.4%	71.8%	77.4%
2003	54.6%	57.8%	34.8%	48.7%	45.8%
2004	72.0%	67.4%	64.8%	50.8%
2005	57.9%	43.8%	49.0%
2006	58.7%	53.8%
2007	66.5%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	5,326	7,125	7,158	7,171	7,173
2003	45,577	46,034	46,583	46,701	46,722
2004	72,610	73,843	74,347	74,386
2005	77,983	79,831	80,623
2006	59,399	60,764
2007	54,132

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				—	—	—	—	—
2002		3,467	(204)	11,114	(9,230)	403		5,550
2003	25,506	1,489	(10,729)	6,501	(1,368)			(4,107)
2004	53,539	(3,438)	(1,871)	(10,414)				(15,723)
2005	46,688	(11,403)	4,228					(7,175)
2006	35,646	(2,943)						(2,943)
2007	36,005							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	3,467	1,285	(3,053)	(16,003)	(10,094)	(24,399)

Exhibit 7, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Long Tail
Casualty Motor

ITD SUMMARY

Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	13,329	7,394	26	—	2,950	45	10,414	78%
2003	64,630	23,617	2,103	701	14,028	252	40,702	63%
2004	35,970	21,244	3,381	42	2,475	88	27,230	76%
2005	30,073	10,632	4,021	237	2,702	104	17,695	59%
2006	26,985	12,781	10,226	—	3,520	206	26,733	99%
2007	23,720	3,129	3,320	275	6,662	154	13,540	57%

	194,707	78,796	23,077	1,254	32,337	850	136,315	70%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	—	—	—	—	—	—	—	0%

	—	—	—	—	—	—	—	0%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	13,329	7,394	26	—	2,950	45	10,414	78%
2003	64,630	23,617	2,103	701	14,028	252	40,702	63%
2004	35,970	21,244	3,381	42	2,475	88	27,230	76%
2005	30,073	10,632	4,021	237	2,702	104	17,695	59%
2006	26,985	12,781	10,226	—	3,520	206	26,733	99%
2007	23,720	3,129	3,320	275	6,662	154	13,540	57%

	194,707	78,796	23,077	1,254	32,337	850	136,315	70%

Exhibit 8, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Long Tail
Casualty Motor

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	4,082	5,434	6,559	7,085	7,394
2003	9,383	15,905	18,198	21,687	23,617
2004	6,951	13,904	18,673	21,244
2005	2,065	7,716	10,632
2006	3,576	12,781
2007	3,129

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	6,145	7,035	7,554	7,136	7,419
2003	14,456	23,331	23,213	24,095	26,421
2004	12,797	21,850	23,504	24,667
2005	5,551	12,870	14,889
2006	5,089	23,007
2007	6,724

Ultimate Loss
& LAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	8,634	10,262	10,211	10,802	10,414
2003	38,909	38,838	34,990	40,788	40,702
2004	26,142	25,408	26,674	27,230
2005	17,981	16,234	17,695
2006	21,309	26,733
2007	13,540

Exhibit 8, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Long Tail
Casualty Motor

GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	64.8%	77.0%	76.6%	81.0%	78.1%
2003	60.2%	60.1%	54.1%	63.1%	63.0%
2004	72.7%	70.6%	74.2%	75.7%
2005	59.8%	54.0%	58.8%
2006	79.0%	99.1%
2007	57.1%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	12,801	13,375	13,337	13,327	13,329
2003	61,323	65,558	64,758	64,639	64,630
2004	36,317	35,968	35,978	35,970
2005	28,174	30,138	30,073
2006	28,778	26,985
2007	23,720

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				—	—	—	—	—
2002		8,634	1,628	(51)	590	(388)		10,414
2003	38,909	(71)	(3,848)	5,798	(86)			1,794
2004	26,142	(735)	1,266	556				1,088
2005	17,981	(1,747)	1,461					(286)
2006	21,309	5,425						5,425
2007	13,540							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	8,634	1,558	(4,634)	5,908	6,967	18,433

Exhibit 8, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Long Tail
Casualty Other

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1	0	—	—	0	0	0	28%
2002	75,163	22,325	17,996	10,885	12,188	616	64,011	85%
2003	211,643	57,597	27,539	6,638	56,968	1,367	150,110	71%
2004	226,495	41,449	18,570	3,283	71,516	1,401	136,218	60%
2005	228,269	25,222	18,678	7,289	82,320	1,624	135,133	59%
2006	197,199	9,931	10,048	5,398	95,009	1,657	122,043	62%
2007	147,190	1,270	6,182	1,990	86,597	1,422	97,460	66%

	1,085,959	157,792	99,015	35,484	404,598	8,086	704,975	65%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	1,499	1,164	362	—	—	—	1,525	102%
2004	2,651	1,090	162	—	79	—	1,330	50%
2005	1,362	603	295	—	194	—	1,091	80%
2006	39	—	—	—	—	—	—	0%
2007	159	—	—	—	—	—	—	0%

	5,710	2,856	818	—	273	—	3,947	69%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1	0	—	—	0	0	0	28%
2002	75,163	22,325	17,996	10,885	12,188	616	64,011	85%
2003	210,143	56,433	27,178	6,638	56,968	1,367	148,584	71%
2004	223,844	40,359	18,408	3,283	71,437	1,401	134,888	60%
2005	226,907	24,619	18,384	7,289	82,126	1,624	134,042	59%
2006	197,160	9,931	10,048	5,398	95,009	1,657	122,043	62%
2007	147,031	1,270	6,182	1,990	86,597	1,422	97,460	66%

	1,080,249	154,936	98,197	35,484	404,325	8,086	701,028	65%

Exhibit 9, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Long Tail
Casualty Other

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	0	0	0	0
2002	1	824	3,925	6,953	22,478	22,325
2003	1,154	8,147	23,631	34,837	57,597
2004	5,338	13,178	23,129	41,449
2005	3,317	14,308	25,222
2006	3,646	9,931
2007	1,270

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	0	0	0	0
2002	9	9,954	17,114	45,800	54,054	51,207
2003	14,837	30,998	53,867	64,727	91,774
2004	16,500	29,167	47,214	63,302
2005	11,606	27,887	51,189
2006	10,693	25,377
2007	9,441

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	1	1	0	0
2002	52,098	54,520	54,130	64,242	68,617	64,011
2003	150,976	145,298	154,026	142,950	150,110
2004	156,899	142,610	137,180	136,218
2005	140,763	131,887	135,133
2006	126,718	122,043
2007	97,460

Exhibit 9, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Long Tail
Casualty Other

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	51.5%	42.3%	34.2%	27.7%
2002	69.3%	72.5%	72.0%	85.5%	91.3%	85.2%
2003	71.3%	68.7%	72.8%	67.5%	70.9%
2004	69.3%	63.0%	60.6%	60.1%
2005	61.7%	57.8%	59.2%
2006	64.3%	61.9%
2007	66.2%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	1	1	1	1
2002	82,850	70,614	71,115	81,547	75,314	75,163
2003	211,836	209,287	211,246	211,671	211,643
2004	223,534	227,420	228,348	226,495
2005	226,124	229,204	228,269
2006	195,827	197,199
2007	147,190

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				1	(0)	(0)	(0)	0
2002	52,098	2,423	(390)	10,112	4,375	(4,606)		11,913
2003	150,976	(5,677)	8,728	(11,076)	7,160			(866)
2004	156,899	(14,289)	(5,430)	(962)				(20,681)
2005	140,763	(8,876)	3,247					(5,630)
2006	126,718	(4,675)						(4,675)
2007	97,460							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	2,423	(6,067)	4,551	(21,008)	163	(19,939)

Exhibit 9, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Long Tail
Workers Compensation (Predominantly Ground Up Pro Rata)

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	14,246	318	2,311	—	8,347	160	11,136	78%
2003	36,001	18,762	5,849	—	6,050	178	30,839	86%
2004	49,475	16,905	10,680	—	13,352	360	41,297	83%
2005	73,644	27,019	17,220	—	13,157	456	57,852	79%
2006	131,198	21,080	9,332	—	36,028	680	67,121	51%
2007	24,172	828	241	—	10,333	159	11,561	48%

	328,736	84,913	45,633	—	87,267	1,994	219,806	67%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	137	57	9	—	4	—	70	51%
2005	2,680	799	390	—	257	—	1,446	54%
2006	5,039	—	—	—	817	—	817	16%
2007	553	—	—	—	48	—	48	9%

	8,409	857	399	—	1,126	—	2,381	28%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	14,246	318	2,311	—	8,347	160	11,136	78%
2003	36,001	18,762	5,849	—	6,050	178	30,839	86%
2004	49,337	16,848	10,671	—	13,347	360	41,227	84%
2005	70,964	26,220	16,830	—	12,900	456	56,406	79%
2006	126,158	21,080	9,332	—	35,211	680	66,304	53%
2007	23,619	828	241	—	10,285	159	11,513	49%

	320,327	84,056	45,234	—	86,141	1,994	217,425	68%

Exhibit 10, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Long Tail
Workers Compensation (Predominantly Ground Up Pro Rata)

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	98	122	266	318
2003	59	6,934	12,550	16,633	18,762
2004	3,306	9,835	14,376	16,905
2005	1,474	20,008	27,019
2006	2,781	21,080
2007	828

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	625	1,010	1,976	2,379	2,629
2003	2,178	16,794	21,018	23,761	24,610
2004	10,687	21,365	26,104	27,585
2005	5,750	43,224	44,239
2006	6,769	30,412
2007	1,069

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	7,882	9,441	11,218	11,102	11,172	11,136
2003	30,784	35,712	34,194	30,862	30,839
2004	41,905	46,018	41,222	41,297
2005	45,020	61,588	57,852
2006	60,395	67,121
2007	11,561

Exhibit 10, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Long Tail
Workers Compensation (Predominantly Ground Up Pro Rata)

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	55.3%	66.3%	78.7%	77.9%	78.4%	78.2%
2003	85.5%	99.2%	95.0%	85.7%	85.7%
2004	84.7%	93.0%	83.3%	83.5%
2005	61.1%	83.6%	78.6%
2006	46.0%	51.2%
2007	47.8%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	24,030	15,286	14,224	14,239	14,244	14,246
2003	34,623	35,717	37,284	36,077	36,001
2004	50,952	50,438	49,555	49,475
2005	53,497	73,528	73,644
2006	122,779	131,198
2007	24,172

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				—	—	—	—	—
2002	7,882	1,559	1,777	(117)	70	(36)		3,254
2003	30,784	4,928	(1,519)	(3,332)	(22)			55
2004	41,905	4,113	(4,796)	75				(608)
2005	45,020	16,568	(3,735)					12,833
2006	60,395	6,726						6,726
2007	11,561							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	1,559	6,705	2,477	8,510	3,007	22,259

Exhibit 10, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Other
Agriculture and Other Specialty

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	71	—	—	—	—	—	—	0%
2002	3,682	—	—	—	25	0	25	1%
2003	2,327	—	—	—	139	2	141	6%
2004	16,544	1,686	158	—	4,587	71	6,502	39%
2005	52,512	29,232	—	—	5,142	77	34,451	66%
2006	120,547	72,752	2	—	7,488	112	80,354	67%
2007	143,797	626	178	—	109,783	1,649	112,237	78%

	339,481	104,296	338	—	127,164	1,913	233,710	69%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	842	—	—	—	—	—	—	0%
2007	1,989	—	—	—	—	—	—	0%

	2,830	—	—	—	—	—	—	0%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	71	—	—	—	—	—	—	0%
2002	3,682	—	—	—	25	0	25	1%
2003	2,327	—	—	—	139	2	141	6%
2004	16,544	1,686	158	—	4,587	71	6,502	39%
2005	52,512	29,232	—	—	5,142	77	34,451	66%
2006	119,705	72,752	2	—	7,488	112	80,354	67%
2007	141,808	626	178	—	109,783	1,649	112,237	79%

	336,651	104,296	338	—	127,164	1,913	233,710	69%

Exhibit 11, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Other
Agriculture and Other Specialty

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	—	—	—	—	—
2004	704	1,630	1,666	1,686
2005	4,073	29,191	29,232
2006	840	72,752
2007	626

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	—	—	—	—	—
2004	923	1,831	1,867	1,844
2005	5,008	29,252	29,232
2006	842	72,754
2007	804

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	460	287	206	125	25
2003	823	477	349	256	141
2004	12,688	11,368	9,204	6,502
2005	42,960	36,316	34,451
2006	78,385	80,354
2007	112,237

Exhibit 11, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Other
Agriculture and Other Specialty

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	12.5%	7.8%	5.6%	3.4%	0.7%
2003	35.4%	20.5%	15.0%	11.0%	6.1%
2004	76.7%	68.7%	55.6%	39.3%
2005	81.8%	69.2%	65.6%
2006	65.0%	66.7%
2007	78.1%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	71	71	71	71
2002	—	3,650	3,677	3,685	3,682	3,682
2003	3,366	2,323	2,327	2,327	2,327
2004	17,231	16,406	16,444	16,544
2005	50,949	52,735	52,512
2006	120,684	120,547
2007	143,797

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				—	—	—	—	—
2002		460	(173)	(81)	(81)	(100)		25
2003	823	(346)	(128)	(92)	(115)			(681)
2004	12,688	(1,320)	(2,164)	(2,702)				(6,186)
2005	42,960	(6,643)	(1,865)					(8,509)
2006	78,385	1,969						1,969
2007	112,237							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	460	(519)	(1,530)	(8,980)	(2,813)	(13,382)

Exhibit 11, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Short Tail
Short Tail Marine and Aerospace

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	0	—	—	—	—	—	—	0%
2002	42,832	19,643	1,989	—	168	32	21,832	51%
2003	123,991	41,656	8,177	—	179	125	50,136	40%
2004	177,247	80,847	20,990	—	1,272	334	103,444	58%
2005	243,386	258,236	106,884	645	8,949	1,747	376,462	155%
2006	226,399	26,356	34,483	2,575	30,332	1,011	94,757	42%
2007	127,768	10,232	18,151	2,080	41,565	927	72,955	57%

	941,622	436,970	190,674	5,301	82,465	4,177	719,586	76%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	336	—	—	—	—	—	—	0%
2005	157	—	—	—	—	—	—	0%
2006	817	—	—	—	—	—	—	0%
2007	4,112	—	—	—	302	—	302	7%

	5,421	—	—	—	302	—	302	6%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	0	—	—	—	—	—	—	0%
2002	42,832	19,643	1,989	—	168	32	21,832	51%
2003	123,991	41,656	8,177	—	179	125	50,136	40%
2004	176,911	80,847	20,990	—	1,272	334	103,444	58%
2005	243,229	258,236	106,884	645	8,949	1,747	376,462	155%
2006	225,582	26,356	34,483	2,575	30,332	1,011	94,757	42%
2007	123,656	10,232	18,151	2,080	41,262	927	72,653	59%

	936,201	436,970	190,674	5,301	82,162	4,177	719,284	77%

Exhibit 12, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Short Tail
Short Tail Marine and Aerospace

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	408	11,875	16,720	17,841	19,027	19,643
2003	9,693	26,060	33,763	37,443	41,656
2004	9,466	46,148	65,283	80,847
2005	23,845	161,411	258,236
2006	7,283	26,356
2007	10,232

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	4,394	20,626	23,217	22,075	21,729	21,632
2003	28,374	47,442	47,681	48,894	49,832
2004	38,275	87,952	97,713	101,837
2005	201,212	343,404	365,766
2006	25,292	63,414
2007	30,463

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	0	—
2002	34,100	27,502	24,750	22,210	21,757	21,832
2003	78,211	66,330	51,464	49,397	50,136
2004	115,794	115,255	103,813	103,444
2005	289,646	379,744	376,462
2006	101,287	94,757
2007	72,955

Exhibit 12, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Short Tail
Short Tail Marine and Aerospace

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	0.0%	0.0%	5.5%	0.0%
2002	79.6%	64.2%	57.8%	51.9%	50.8%	51.0%
2003	63.1%	53.5%	41.5%	39.8%	40.4%
2004	65.3%	65.0%	58.6%	58.4%
2005	119.0%	156.0%	154.7%
2006	44.7%	41.9%
2007	57.1%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	0	0	0	0
2002	10,188	41,015	42,620	42,808	42,872	42,832
2003	118,554	119,690	123,284	123,916	123,991
2004	166,506	174,021	176,785	177,247
2005	257,418	243,071	243,386
2006	221,725	226,399
2007	127,768

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				—	—	0	(0)	—
2002	34,100	(6,598)	(2,752)	(2,540)	(454)	75		(12,269)
2003	78,211	(11,881)	(14,866)	(2,066)	739			(28,074)
2004	115,794	(539)	(11,442)	(369)				(12,350)
2005	289,646	90,097	(3,282)					86,816
2006	101,287	(6,530)						(6,530)
2007	72,955							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	(6,598)	(14,633)	(17,945)	76,136	(9,367)	27,593

Exhibit 12, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Short Tail
Short Tail Property

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1,160	247	4	—	0	0	251	22%
2002	228,632	49,100	2,230	—	1,353	54	52,736	23%
2003	521,176	129,814	10,378	—	4,309	220	144,721	28%
2004	743,037	339,027	24,068	717	10,859	535	375,206	50%
2005	736,730	744,265	145,039	5,189	13,944	2,463	910,901	124%
2006	659,288	132,334	42,326	475	26,949	1,046	203,129	31%
2007	555,175	33,666	53,588	10,446	94,450	2,377	194,527	35%

	3,445,198	1,428,452	277,634	16,827	151,864	6,695	1,881,471	55%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	25,994	(178)	—	—	—	—	(178)	-1%
2003	5,939	—	—	—	—	—	—	0%
2004	5,463	5,920	—	—	—	—	5,920	108%
2005	6,118	6,127	—	—	—	—	6,127	100%
2006	5,941	—	—	—	—	—	—	0%
2007	20,904	—	—	—	—	—	—	0%

	70,359	11,868	—	—	—	—	11,868	17%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1,160	247	4	—	0	0	251	22%
2002	202,638	49,278	2,230	—	1,353	54	52,914	26%
2003	515,237	129,814	10,378	—	4,309	220	144,721	28%
2004	737,574	333,107	24,068	717	10,859	535	369,286	50%
2005	730,612	738,139	145,039	5,189	13,944	2,463	904,774	124%
2006	653,347	132,334	42,326	475	26,949	1,046	203,129	31%
2007	534,271	33,666	53,588	10,446	94,450	2,377	194,527	36%

	3,374,839	1,416,584	277,634	16,827	151,864	6,695	1,869,603	55%

Exhibit 13, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Short Tail
Short Tail Property

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	311	282	288	247
2002	4,140	30,526	38,201	40,399	47,929	49,100
2003	33,405	86,726	111,103	121,682	129,814
2004	100,784	262,724	317,438	339,027
2005	242,876	575,686	744,265
2006	39,947	132,334
2007	33,666

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	375	297	297	251
2002	44,587	58,185	51,144	46,415	52,455	51,329
2003	92,559	138,812	140,358	141,935	140,192
2004	231,434	358,379	364,599	363,812
2005	624,905	864,784	894,494
2006	115,891	175,134
2007	97,700

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	369	297	297	251
2002	91,782	74,327	54,720	48,189	53,878	52,736
2003	258,262	185,661	153,769	148,677	144,721
2004	481,390	430,596	378,536	375,206
2005	879,858	919,544	910,901
2006	247,374	203,129
2007	194,527

Exhibit 13, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Short Tail
Short Tail Property

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	31.8%	25.6%	25.6%	21.7%
2002	40.1%	32.5%	23.9%	21.1%	23.6%	23.1%
2003	49.6%	35.6%	29.5%	28.5%	27.8%
2004	64.8%	58.0%	50.9%	50.5%
2005	119.4%	124.8%	123.6%
2006	37.5%	30.8%
2007	35.0%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	1,182	1,160	1,160	1,160
2002	197,944	226,110	228,002	228,603	228,596	228,632
2003	516,369	526,111	521,428	519,915	521,176
2004	724,797	739,058	739,085	743,037
2005	731,911	731,076	736,730
2006	637,373	659,288
2007	555,175

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				369	(71)	(0)	(46)	251
2002	91,782	(17,455)	(19,606)	(6,531)	5,689	(1,142)		(39,046)
2003	258,262	(72,600)	(31,893)	(5,092)	(3,956)			(113,541)
2004	481,390	(50,795)	(52,060)	(3,330)				(106,185)
2005	879,858	39,686	(8,643)					31,043
2006	247,374	(44,245)						(44,245)
2007	194,527							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	(17,455)	(91,838)	(89,290)	(11,777)	(61,362)	(271,722)

Exhibit 13, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Short Tail
Short Tail Surety

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	0	—	—	—	—	—	—	0%
2003	1,300	164	(0)	—	1	0	164	13%
2004	4,715	785	611	—	50	10	1,456	31%
2005	39,739	9,975	3,207	—	2,829	91	16,101	41%
2006	62,027	8,620	4,741	1,251	10,368	245	25,225	41%
2007	60,034	2,968	3,090	4,153	24,076	470	34,757	58%

	167,814	22,512	11,648	5,404	37,323	816	77,703	46%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	4,300	869	289	—	403	—	1,561	36%
2006	4,268	—	296	84	1,195	—	1,575	37%
2007	86	4	—	—	42	—	46	53%

	8,654	873	586	84	1,640	—	3,182	37%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	0	—	—	—	—	—	—	0%
2003	1,300	164	(0)	—	1	0	164	13%
2004	4,715	785	611	—	50	10	1,456	31%
2005	35,440	9,106	2,918	—	2,426	91	14,540	41%
2006	57,759	8,620	4,444	1,168	9,172	245	23,650	41%
2007	59,947	2,964	3,090	4,153	24,034	470	34,711	58%

	159,160	21,639	11,063	5,320	35,683	816	74,521	47%

Exhibit 14, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Short Tail
Short Tail Surety

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	20	92	107	92	164
2004	41	513	738	785
2005	751	5,738	9,975
2006	403	8,620
2007	2,968

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	77	97	225	188	164
2004	43	820	939	1,396
2005	4,388	9,571	13,182
2006	2,100	14,612
2007	10,211

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	766	425	276	183	164
2004	2,353	1,713	1,199	1,456
2005	26,156	19,667	16,101
2006	28,620	25,225
2007	34,757

Exhibit 14, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Reinsurance Short Tail
Short Tail Surety

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	58.9%	32.7%	21.2%	14.1%	12.6%
2004	49.9%	36.3%	25.4%	30.9%
2005	65.8%	49.5%	40.5%
2006	46.1%	40.7%
2007	57.9%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	0	0	0
2003	1,095	1,065	1,340	1,345	1,300
2004	3,853	4,656	4,703	4,715
2005	35,957	39,826	39,739
2006	59,288	62,027
2007	60,034

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				—	—	—	—	—
2002			—	—	—	—		—
2003	766	(340)	(149)	(93)	(19)			(602)
2004	2,353	(640)	(514)	257				(898)
2005	26,156	(6,489)	(3,566)					(10,055)
2006	28,620	(3,395)						(3,395)
2007	34,757							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	—	(340)	(789)	(7,096)	(6,724)	(14,949)

Exhibit 14, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Insurance and Reinsurance
Workers Compensation

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	14,246	318	2,311	—	8,347	160	11,136	78%
2003	36,001	18,762	5,849	—	6,050	178	30,839	86%
2004	49,475	16,905	10,680	—	13,352	360	41,297	83%
2005	73,644	27,019	17,220	—	13,157	456	57,852	79%
2006	160,628	27,661	19,475	—	40,885	1,760	89,781	56%
2007	231,634	9,855	8,579	—	116,363	7,772	142,569	62%

	565,628	100,521	64,114	—	198,154	10,687	373,475	66%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	137	57	9	—	4	—	70	51%
2005	2,680	799	390	—	257	—	1,446	54%
2006	7,801	—	—	—	1,788	—	1,788	23%
2007	18,093	—	—	—	6,867	—	6,867	38%

	28,711	857	399	—	8,915	—	10,171	35%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	14,246	318	2,311	—	8,347	160	11,136	78%
2003	36,001	18,762	5,849	—	6,050	178	30,839	86%
2004	49,337	16,848	10,671	—	13,347	360	41,227	84%
2005	70,964	26,220	16,830	—	12,900	456	56,406	79%
2006	152,827	27,661	19,475	—	39,097	1,760	87,994	58%
2007	213,541	9,855	8,579	—	109,496	7,772	135,702	64%

	536,917	99,664	63,715	—	189,238	10,687	363,305	68%

Exhibit 15, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Insurance and Reinsurance
Workers Compensation

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	98	122	266	318
2003	59	6,934	12,550	16,633	18,762
2004	3,306	9,835	14,376	16,905
2005	1,474	20,008	27,019
2006	3,102	27,661
2007	9,855

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	625	1,010	1,976	2,379	2,629
2003	2,178	16,794	21,018	23,761	24,610
2004	10,687	21,365	26,104	27,585
2005	5,750	43,224	44,239
2006	8,566	47,136
2007	18,434

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	8,527	9,441	11,218	11,102	11,172	11,136
2003	30,784	35,712	34,194	30,862	30,839
2004	41,905	46,018	41,222	41,297
2005	45,020	61,588	57,852
2006	80,091	89,781
2007	142,569

Exhibit 15, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)
Insurance and Reinsurance
Workers Compensation

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	59.9%	66.3%	78.7%	77.9%	78.4%	78.2%
2003	85.5%	99.2%	95.0%	85.7%	85.7%
2004	84.7%	93.0%	83.3%	83.5%
2005	61.1%	83.6%	78.6%
2006	49.9%	55.9%
2007	61.5%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	12,992	15,286	14,224	14,239	14,244	14,246
2003	34,623	35,717	37,284	36,077	36,001
2004	50,952	50,438	49,555	49,475
2005	53,497	73,528	73,644
2006	150,689	160,628
2007	231,634

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				—	—	—	—	—
2002	8,527	914	1,777	(117)	70	(36)		2,609
2003	30,784	4,928	(1,519)	(3,332)	(22)			55
2004	41,905	4,113	(4,796)	75				(608)
2005	45,020	16,568	(3,735)					12,833
2006	80,091	9,690						9,690
2007	142,569							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	914	6,705	2,477	8,510	5,972	24,579

Exhibit 15, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Insurance Long Tail

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	70	—	—	—	25	0	25	36%
2002	43,745	—	—	—	14,426	216	14,642	33%
2003	174,168	58	—	4,000	63,545	1,013	68,616	39%
2004	235,162	3,746	23	—	116,614	1,750	122,133	52%
2005	264,714	8,030	27	10,000	159,219	2,702	179,977	68%
2006	331,764	13,454	29,337	2,500	207,088	5,592	257,971	78%
2007	515,353	9,173	11,395	—	328,068	12,839	361,476	70%

	1,564,976	34,461	40,782	16,500	888,985	24,113	1,004,841	64%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	509	—	—	—	—	—	—	0%
2004	446	36	—	—	—	—	36	8%
2005	4,618	—	—	—	3,200	—	3,200	69%
2006	28,353	82	8,790	—	19,733	—	28,605	101%
2007	65,653	80	560	—	41,501	—	42,141	64%

	99,578	198	9,350	—	64,435	—	73,982	74%

Net
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	70	—	—	—	25	0	25	36%
2002	43,745	—	—	—	14,426	216	14,642	33%
2003	173,660	58	—	4,000	63,545	1,013	68,616	40%
2004	234,716	3,710	23	—	116,614	1,750	122,097	52%
2005	260,096	8,030	27	10,000	156,018	2,702	176,777	68%
2006	303,410	13,372	20,547	2,500	187,355	5,592	229,366	76%
2007	449,700	9,093	10,836	—	286,567	12,839	319,335	71%

	1,465,398	34,263	31,433	16,500	824,550	24,113	930,859	64%

Exhibit 16, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Insurance Long Tail

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	—	18	24	48	58
2004	—	44	160	3,746
2005	2,780	2,744	8,030
2006	392	13,454
2007	9,173

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	0	5,018	6,108	4,048	4,058
2004	—	44	160	3,769
2005	10,780	15,794	18,056
2006	9,283	45,291
2007	20,568

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	28	24	22	25
2002	33,569	28,373	22,967	20,466	16,428	14,642
2003	124,562	114,944	93,978	81,589	68,616
2004	161,954	146,297	134,874	122,133
2005	200,930	194,916	179,977
2006	260,035	257,971
2007	361,476

Exhibit 16, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Insurance Long Tail

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	39.6%	34.7%	30.8%	36.2%
2002	76.7%	64.9%	52.5%	46.8%	37.6%	33.5%
2003	71.5%	66.0%	54.0%	46.8%	39.4%
2004	68.9%	62.2%	57.4%	51.9%
2005	75.9%	73.6%	68.0%
2006	78.4%	77.8%
2007	70.1%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	70	70	70	70
2002	44,252	44,252	43,745	43,745	43,745	43,745
2003	173,063	174,352	174,168	174,168	174,168
2004	236,951	235,206	235,202	235,162
2005	265,176	264,882	264,714
2006	329,830	331,764
2007	515,353

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				28	(3)	(3)	4	25
2002	33,569	(5,196)	(5,406)	(2,501)	(4,038)	(1,785)		(18,927)
2003	124,562	(9,618)	(20,966)	(12,388)	(12,973)			(55,946)
2004	161,954	(15,657)	(11,423)	(12,741)				(39,821)
2005	200,930	(6,013)	(14,939)					(20,952)
2006	260,035	(2,064)						(2,064)
2007	361,476							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	(5,196)	(14,996)	(39,128)	(33,866)	(44,498)	(137,684)

Exhibit 16, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Insurance Short Tail

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	17	—	—	—	—	—	—	0%
2002	34,133	2,270	—	—	5	0	2,276	7%
2003	68,842	17,566	6,387	—	18	96	24,067	35%
2004	109,247	33,769	9,313	—	351	145	43,578	40%
2005	118,461	148,356	31,116	—	4,041	538	184,051	155%
2006	147,393	33,656	14,885	—	4,493	337	53,371	36%
2007	155,199	15,399	26,496	—	22,796	952	65,643	42%

	633,291	251,017	88,197	—	31,704	2,067	372,986	59%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	347	—	—	—	—	—	—	0%
2003	1,877	41	—	—	—	—	41	2%
2004	2,443	2,418	51	—	—	—	2,470	101%
2005	8,992	1,712	2,618	—	62	—	4,392	49%
2006	74,184	452	1,010	—	2,117	—	3,580	5%
2007	108,968	271	3,358	—	10,184	—	13,812	13%

	196,812	4,894	7,037	—	12,363	—	24,294	12%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	17	—	—	—	—	—	—	0%
2002	33,786	2,270	—	—	5	0	2,276	7%
2003	66,965	17,526	6,387	—	18	96	24,026	36%
2004	106,803	31,351	9,262	—	351	145	41,108	38%
2005	109,468	146,644	28,498	—	3,979	538	179,659	164%
2006	73,209	33,204	13,874	—	2,376	337	49,791	68%
2007	46,231	15,128	23,139	—	12,613	952	51,831	112%

	436,480	246,123	81,160	—	19,341	2,067	348,692	80%

Exhibit 17, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Insurance Short Tail

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	149	1,449	2,257	2,267	2,270	2,270
2003	72	11,354	15,278	17,279	17,566
2004	3,457	22,765	28,659	33,769
2005	27,812	99,143	148,356
2006	12,365	33,656
2007	15,399

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	1,600	3,392	2,404	2,268	2,271	2,270
2003	13,740	17,332	20,012	23,946	23,954
2004	26,254	47,827	43,671	43,082
2005	158,999	185,098	179,472
2006	52,435	48,541
2007	41,895

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	13,253	4,577	2,407	2,317	2,279	2,276
2003	33,451	19,610	20,147	24,065	24,067
2004	65,889	45,282	44,232	43,578
2005	215,024	188,960	184,051
2006	84,094	53,371
2007	65,643

Exhibit 17, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Insurance Short Tail

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	38.8%	13.4%	7.1%	6.8%	6.7%	6.7%
2003	48.6%	28.5%	29.3%	35.0%	35.0%
2004	60.3%	41.4%	40.5%	39.9%
2005	181.5%	159.5%	155.4%
2006	57.1%	36.2%
2007	42.3%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	17	17	17	17
2002	34,208	34,208	34,133	34,133	34,133	34,133
2003	69,172	68,825	68,733	68,870	68,842
2004	110,295	109,195	109,260	109,247
2005	119,232	118,655	118,461
2006	148,269	147,393
2007	155,199

Loss Emergence	@12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				—	—	—	—	—
2002	13,253	(8,676)	(2,171)	(90)	(37)	(3)		(10,977)
2003	33,451	(13,840)	537	3,918	2			(9,383)
2004	65,889	(20,608)	(1,050)	(654)				(22,312)
2005	215,024	(26,063)	(4,910)					(30,973)
2006	84,094	(30,724)						(30,724)
2007	65,643							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	(8,676)	(16,011)	(20,161)	(23,233)	(36,289)	(104,369)

Exhibit 17, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Reinsurance Long Tail

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1	0	—	—	0	0	0	28%
2002	109,910	30,686	20,535	14,726	24,270	893	91,110	83%
2003	358,996	106,650	42,012	8,594	83,778	2,016	243,050	68%
2004	386,325	88,393	40,168	11,375	100,347	2,278	242,562	63%
2005	412,608	66,044	50,087	11,053	120,289	2,721	250,194	61%
2006	416,145	43,976	29,969	9,238	162,393	3,024	248,600	60%
2007	249,215	5,271	9,949	4,765	136,315	2,265	158,566	64%

	1,933,200	341,020	192,721	59,751	627,392	13,198	1,234,082	64%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	1,499	1,164	362	—	—	—	1,525	102%
2004	2,788	1,147	170	—	83	—	1,400	50%
2005	4,042	1,402	685	—	451	—	2,538	63%
2006	5,078	—	—	—	817	—	817	16%
2007	712	—	—	—	48	—	48	7%

	14,119	3,713	1,217	—	1,399	—	6,328	45%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1	0	—	—	0	0	0	28%
2002	109,910	30,686	20,535	14,726	24,270	893	91,110	83%
2003	357,496	105,487	41,650	8,594	83,778	2,016	241,525	68%
2004	383,537	87,246	39,998	11,375	100,264	2,278	241,161	63%
2005	408,567	64,642	49,402	11,053	119,838	2,721	247,657	61%
2006	411,067	43,976	29,969	9,238	161,576	3,024	247,783	60%
2007	248,503	5,271	9,949	4,765	136,268	2,265	158,518	64%

	1,919,081	337,307	191,505	59,751	625,994	13,198	1,227,754	64%

Exhibit 18, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Reinsurance Long Tail

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	0	0	0	0
2002	1	5,014	9,459	13,636	30,207	30,686
2003	10,726	31,212	54,998	76,100	106,650
2004	15,597	37,776	58,358	88,393
2005	6,864	43,207	66,044
2006	10,112	43,976
2007	5,271

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	0	0	0	0
2002	9	16,834	25,402	57,153	68,294	65,948
2003	31,603	74,940	104,244	131,172	157,256
2004	41,254	85,919	123,699	139,937
2005	23,742	91,639	127,184
2006	23,118	83,183
2007	19,985

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	1	1	0	0
2002	72,726	76,302	78,877	99,587	95,744	91,110
2003	246,387	246,754	239,842	237,385	243,050
2004	278,762	264,330	253,230	242,562
2005	250,434	245,071	250,194
2006	245,448	248,600
2007	158,566

Exhibit 18, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Reinsurance Long Tail

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	51.5%	42.3%	34.2%	27.7%
2002	66.2%	69.4%	71.8%	90.6%	87.1%	82.9%
2003	68.6%	68.7%	66.8%	66.1%	67.7%
2004	72.2%	68.4%	65.5%	62.8%
2005	60.7%	59.4%	60.6%
2006	59.0%	59.7%
2007	63.6%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	1	1	1	1
2002	106,880	104,027	105,839	116,280	110,056	109,910
2003	353,359	356,595	359,871	359,087	358,996
2004	383,413	387,669	388,229	386,325
2005	385,777	412,701	412,608
2006	406,784	416,145
2007	249,215

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				1	(0)	(0)	(0)	0
2002	72,726	3,576	2,575	20,710	(3,843)	(4,634)		18,384
2003	246,387	368	(6,913)	(2,456)	5,664			(3,337)
2004	278,762	(14,432)	(11,100)	(10,668)				(36,201)
2005	250,434	(5,363)	5,123					(240)
2006	245,448	3,151						3,151
2007	158,566							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	3,576	2,943	(635)	(22,763)	(1,363)	(18,242)

Exhibit 18, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Reinsurance Other

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	71	—	—	—	—	—	—	0%
2002	3,682	—	—	—	25	0	25	1%
2003	2,327	—	—	—	139	2	141	6%
2004	16,544	1,686	158	—	4,587	71	6,502	39%
2005	52,512	29,232	—	—	5,142	77	34,451	66%
2006	120,547	72,752	2	—	7,488	112	80,354	67%
2007	143,797	626	178	—	109,783	1,649	112,237	78%

	339,481	104,296	338	—	127,164	1,913	233,710	69%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	842	—	—	—	—	—	—	0%
2007	1,989	—	—	—	—	—	—	0%

	2,830	—	—	—	—	—	—	0%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	71	—	—	—	—	—	—	0%
2002	3,682	—	—	—	25	0	25	1%
2003	2,327	—	—	—	139	2	141	6%
2004	16,544	1,686	158	—	4,587	71	6,502	39%
2005	52,512	29,232	—	—	5,142	77	34,451	66%
2006	119,705	72,752	2	—	7,488	112	80,354	67%
2007	141,808	626	178	—	109,783	1,649	112,237	79%

	336,651	104,296	338	—	127,164	1,913	233,710	69%

Exhibit 19, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Reinsurance Other

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	—	—	—	—	—
2004	704	1,630	1,666	1,686
2005	4,073	29,191	29,232
2006	840	72,752
2007	626

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—
2003	—	—	—	—	—
2004	923	1,831	1,867	1,844
2005	5,008	29,252	29,232
2006	842	72,754
2007	804

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	—	460	287	206	125	25
2003	823	477	349	256	141
2004	12,688	11,368	9,204	6,502
2005	42,960	36,316	34,451
2006	78,385	80,354
2007	112,237

Exhibit 19, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Reinsurance Other

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	12.5%	7.8%	5.6%	3.4%	0.7%
2003	35.4%	20.5%	15.0%	11.0%	6.1%
2004	76.7%	68.7%	55.6%	39.3%
2005	81.8%	69.2%	65.6%
2006	65.0%	66.7%
2007	78.1%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	71	71	71	71
2002	—	3,650	3,677	3,685	3,682	3,682
2003	3,366	2,323	2,327	2,327	2,327
2004	17,231	16,406	16,444	16,544
2005	50,949	52,735	52,512
2006	120,684	120,547
2007	143,797

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				—	—	—	—	—
2002		460	(173)	(81)	(81)	(100)		25
2003	823	(346)	(128)	(92)	(115)			(681)
2004	12,688	(1,320)	(2,164)	(2,702)				(6,186)
2005	42,960	(6,643)	(1,865)					(8,509)
2006	78,385	1,969						1,969
2007	112,237							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	460	(519)	(1,530)	(8,980)	(2,813)	(13,382)

Exhibit 19, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Reinsurance Short Tail

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1,160	247	4	—	0	0	251	22%
2002	271,464	68,742	4,219	—	1,520	86	74,568	27%
2003	646,467	171,633	18,555	—	4,489	346	195,022	30%
2004	924,998	420,659	45,669	717	12,181	879	480,105	52%
2005	1,019,855	1,012,476	255,131	5,835	25,722	4,300	1,303,464	128%
2006	947,714	167,310	81,549	4,301	67,648	2,302	323,111	34%
2007	742,976	46,867	74,829	16,679	160,091	3,774	302,239	41%

	4,554,634	1,887,934	479,956	27,532	271,651	11,687	2,678,760	59%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	25,994	(178)	—	—	—	—	(178)	-1%
2003	5,939	—	—	—	—	—	—	0%
2004	5,798	5,920	—	—	—	—	5,920	102%
2005	10,575	6,996	289	—	403	—	7,688	73%
2006	11,026	—	296	84	1,195	—	1,575	14%
2007	25,102	4	—	—	344	—	348	1%

	84,434	12,741	586	84	1,942	—	15,353	18%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1,160	247	4	—	0	0	251	22%
2002	245,470	68,921	4,219	—	1,520	86	74,746	30%
2003	640,527	171,633	18,555	—	4,489	346	195,022	30%
2004	919,200	414,739	45,669	717	12,181	879	474,185	52%
2005	1,009,280	1,005,481	254,842	5,835	25,319	4,300	1,295,776	128%
2006	936,688	167,310	81,253	4,217	66,453	2,302	321,536	34%
2007	717,874	46,863	74,829	16,679	159,746	3,774	301,891	42%

	4,470,200	1,875,193	479,371	27,448	269,709	11,687	2,663,407	60%

Exhibit 20, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Reinsurance Short Tail

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	311	282	288	247
2002	4,548	42,401	54,920	58,240	66,956	68,742
2003	43,118	112,878	144,974	159,217	171,633
2004	110,291	309,385	383,459	420,659
2005	267,472	742,835	1,012,476
2006	47,633	167,310
2007	46,867

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	375	297	297	251
2002	48,981	78,811	74,361	68,490	74,184	72,961
2003	121,009	186,352	188,264	191,017	190,187
2004	269,751	447,151	463,252	467,045
2005	830,506	1,217,759	1,273,442
2006	143,284	253,160
2007	138,375

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	369	297	297	251
2002	114,221	101,465	79,444	70,395	75,645	74,568
2003	336,749	251,642	205,430	198,271	195,022
2004	599,618	547,437	483,575	480,105
2005	1,197,737	1,319,057	1,303,464
2006	377,382	323,111
2007	302,239

Exhibit 20, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Reinsurance Short Tail

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	31.8%	25.6%	25.6%	21.7%
2002	42.1%	37.4%	29.3%	25.9%	27.9%	27.5%
2003	52.1%	38.9%	31.8%	30.7%	30.2%
2004	64.8%	59.2%	52.3%	51.9%
2005	117.4%	129.3%	127.8%
2006	39.8%	34.1%
2007	40.7%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	1,182	1,160	1,160	1,160
2002	208,132	267,125	270,622	271,411	271,468	271,464
2003	636,017	646,866	646,052	645,175	646,467
2004	895,156	917,736	920,573	924,998
2005	1,025,286	1,013,974	1,019,855
2006	918,386	947,714
2007	742,976

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				369	(71)	(0)	(46)	251
2002	114,221	(12,756)	(22,021)	(9,049)	5,251	(1,078)		(39,653)
2003	336,749	(85,107)	(46,212)	(7,159)	(3,249)			(141,727)
2004	599,618	(52,181)	(63,862)	(3,470)				(119,513)
2005	1,197,737	121,320	(15,593)					105,727
2006	377,382	(54,271)						(54,271)
2007	302,239							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	(12,756)	(106,759)	(107,513)	55,549	(77,706)	(249,186)

Exhibit 20, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Insurance Segment

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	87	—	—	—	25	0	25	29%
2002	77,879	2,270	—	—	14,431	216	16,918	22%
2003	243,010	17,625	6,387	4,000	63,563	1,109	92,684	38%
2004	344,408	37,516	9,336	—	116,965	1,895	165,711	48%
2005	383,174	156,385	31,143	10,000	163,260	3,240	364,028	95%
2006	479,157	47,110	44,221	2,500	211,581	5,929	311,342	65%
2007	670,552	24,572	37,892	—	350,865	13,791	427,119	64%

	2,198,268	285,478	128,979	16,500	920,689	26,180	1,377,827	63%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	347	—	—	—	—	—	—	0%
2003	2,385	41	—	—	—	—	41	2%
2004	2,889	2,454	51	—	—	—	2,506	87%
2005	13,610	1,712	2,618	—	3,262	—	7,593	56%
2006	102,537	534	9,800	—	21,850	—	32,185	31%
2007	174,621	350	3,917	—	51,685	—	55,953	32%

	296,390	5,092	16,387	—	76,798	—	98,276	33%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	87	—	—	—	25	0	25	29%
2002	77,531	2,270	—	—	14,431	216	16,918	22%
2003	240,625	17,584	6,387	4,000	63,563	1,109	92,643	39%
2004	341,519	35,062	9,285	—	116,965	1,895	163,205	48%
2005	369,564	154,674	28,525	10,000	159,998	3,240	356,435	96%
2006	376,620	46,576	34,421	2,500	189,731	5,929	279,157	74%
2007	495,931	24,221	33,975	—	299,179	13,791	371,166	75%

	1,901,878	280,386	112,592	16,500	843,891	26,180	1,279,550	67%

Exhibit 21, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Insurance Segment

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	149	1,449	2,257	2,267	2,270	2,270
2003	72	11,373	15,303	17,327	17,625
2004	3,457	22,809	28,819	37,516
2005	30,593	101,888	156,385
2006	12,757	47,110
2007	24,572

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	—	—	—	—
2002	1,600	3,392	2,404	2,268	2,271	2,270
2003	13,740	22,350	26,120	27,993	28,012
2004	26,254	47,871	43,830	46,852
2005	169,779	200,892	197,528
2006	61,719	93,831
2007	62,464

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	28	24	22	25
2002	46,890	33,042	25,374	22,782	18,707	16,918
2003	157,886	134,578	114,144	105,652	92,684
2004	227,831	191,589	179,107	165,711
2005	416,364	383,947	364,028
2006	343,873	311,342
2007	427,119

Exhibit 21, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Insurance Segment

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	32.0%	28.0%	24.8%	29.2%
2002	60.2%	42.4%	32.6%	29.3%	24.0%	21.7%
2003	65.0%	55.4%	47.0%	43.5%	38.1%
2004	66.2%	55.6%	52.0%	48.1%
2005	108.7%	100.2%	95.0%
2006	71.8%	65.0%
2007	63.7%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	87	87	87	87
2002	78,460	78,460	77,878	77,879	77,879	77,879
2003	242,235	243,176	242,902	243,038	243,010
2004	347,246	344,402	344,461	344,408
2005	384,408	383,537	383,174
2006	478,099	479,157
2007	670,552

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				28	(3)	(3)	4	25
2002	46,890	(13,848)	(7,669)	(2,591)	(4,076)	(1,789)		(29,972)
2003	157,886	(23,308)	(20,434)	(8,492)	(12,968)			(65,202)
2004	227,831	(36,242)	(12,483)	(13,396)				(62,120)
2005	416,364	(32,417)	(19,919)					(52,336)
2006	343,873	(32,531)						(32,531)
2007	427,119							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	(13,848)	(30,948)	(59,271)	(57,469)	(80,600)	(242,136)

Exhibit 21, Page 3

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Reinsurance Segment

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1,233	247	4	—	0	0	251	20%
2002	385,056	99,428	24,754	14,726	25,815	979	165,703	43%
2003	1,007,790	278,283	60,566	8,594	88,406	2,363	438,213	43%
2004	1,327,868	510,739	85,995	12,092	117,115	3,228	729,169	55%
2005	1,484,976	1,107,752	305,218	16,888	151,153	7,099	1,588,110	107%
2006	1,484,406	284,038	111,520	13,539	237,529	5,439	652,065	44%
2007	1,135,987	52,764	84,957	21,443	406,189	7,689	573,042	50%

	6,827,315	2,333,250	673,015	87,283	1,026,208	26,798	4,146,553	61%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	25,994	(178)	—	—	—	—	(178)	-1%
2003	7,439	1,164	362	—	—	—	1,525	21%
2004	8,587	7,067	170	—	83	—	7,320	85%
2005	14,617	8,398	974	—	854	—	10,225	70%
2006	16,945	—	296	84	2,012	—	2,392	14%
2007	27,803	4	—	—	392	—	396	1%

	101,384	16,454	1,802	84	3,341	—	21,681	21%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1,233	247	4	—	0	0	251	20%
2002	359,062	99,606	24,754	14,726	25,815	979	165,882	46%
2003	1,000,351	277,120	60,205	8,594	88,406	2,363	436,688	44%
2004	1,319,281	503,671	85,825	12,092	117,032	3,228	721,849	55%
2005	1,470,359	1,099,355	304,244	16,888	150,299	7,099	1,577,884	107%
2006	1,467,461	284,038	111,224	13,455	235,517	5,439	649,673	44%
2007	1,108,185	52,760	84,957	21,443	405,797	7,689	572,646	52%

	6,725,932	2,316,796	671,213	87,199	1,022,867	26,798	4,124,872	61%

Exhibit 22, Page 1

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Reinsurance Segment

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84

2001	—	—	—	311	282	288	247
2002	4,549	47,414	64,379	71,875	97,163	99,428
2003	53,844	144,090	199,972	235,316	278,283
2004	126,593	348,791	443,483	510,739
2005	278,410	815,232	1,107,752
2006	58,585	284,038
2007	52,764

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84

2001	—	—	—	375	297	297	251
2002	48,989	95,645	99,762	125,643	142,478	138,909
2003	152,612	261,292	292,508	322,189	347,444
2004	311,928	534,901	588,817	608,826
2005	859,256	1,338,651	1,429,858
2006	167,244	409,097
2007	159,164

Ultimate Loss & LAE	12	24	36	48	60	72	84

2001	—	—	—	370	298	297	251
2002	193,493	177,237	157,450	173,105	171,576	165,703
2003	583,729	498,369	445,870	436,096	438,213
2004	891,683	823,418	746,361	729,169
2005	1,503,191	1,599,041	1,588,110
2006	702,345	652,065
2007	573,042

Exhibit 22, Page 2

ENDURANCE SPECIALTY HOLDINGS LTD.
ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Valuation Date: December 31, 2007
Values in Thousands USD (2.0065 USD/GBP)

Reinsurance Segment

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84

2001	0.0%	0.0%	0.0%	30.0%	24.2%	24.1%	20.4%
2002	50.3%	46.0%	40.9%	45.0%	44.6%	43.0%
2003	57.9%	49.5%	44.2%	43.3%	43.5%
2004	67.2%	62.0%	56.2%	54.9%
2005	101.2%	107.7%	106.9%
2006	47.3%	43.9%
2007	50.4%

Earned Premium	12	24	36	48	60	72	84

2001	—	—	—	1,255	1,233	1,233	1,233
2002	315,012	374,802	380,138	391,377	385,206	385,056
2003	992,743	1,005,783	1,008,250	1,006,589	1,007,790
2004	1,295,800	1,321,811	1,325,245	1,327,868
2005	1,462,012	1,479,410	1,484,976
2006	1,445,854	1,484,406
2007	1,135,987

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	Total Development

2001				370	(72)	(0)	(46)	251
2002	193,493	(16,256)	(19,786)	15,655	(1,529)	(5,873)		(27,789)
2003	583,729	(85,360)	(52,500)	(9,773)	2,117			(145,516)
2004	891,683	(68,266)	(77,056)	(17,192)				(162,514)
2005	1,503,191	95,850	(10,931)					84,919
2006	702,345	(50,281)						(50,281)
2007	573,042							—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	Total Development

	N/A	N/A	(16,256)	(104,777)	(105,182)	7,491	(82,206)	(300,930)

Exhibit 22, Page 3